UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7720

Nuveen California Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
August 31, 2010

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC

Nuveen California Premium Income Municipal Fund
NCU

Nuveen California Dividend Advantage Municipal Fund
NAC

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Nuveen Insured California Dividend Advantage Municipal Fund
NKL

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX

10 August

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
October 21, 2010

Nuveen Investments 1

Portfolio Manager’s Comments

Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen California Municipal Funds for the six-month period ended August 31, 2010. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

What key strategies were used to manage the California Funds during the six-month reporting period ended August 31, 2010?

During this period, the combination of strong demand and tighter supply of new tax-exempt municipal issuance continued to create favorable supply/demand conditions that helped to support municipal bond prices. One reason for the decline in new tax-exempt supply was the considerable issuance of taxable municipal debt under the Build America Bond program. These bonds, first issued in April 2009, offer municipal issuers a federal subsidy equal to 35% of a security’s interest payments, providing issuers with an attractive alternative to traditional tax-exempt debt. For the six months ended August 31, 2010, taxable Build America Bond issuance totaled $49.4 billion, representing more than 24% of new bonds in the municipal marketplace nationwide. Of that total, almost $9 billion in Build American Bonds were issued in California, accounting for approximately 30% of municipal supply in the state. Since California’s total new issuance—both tax-exempt and taxable—was already down substantially from the same period a year earlier, the availability of tax-exempt bonds in California was significantly impacted. Because interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the Funds.

For the four insured California Funds, the supply situation was compounded by the continued decline in the issuance of AAA rated insured bonds. Over the period, new insured paper accounted for approximately 7% of national issuance, compared with 11% a year earlier and historical levels of approximately 50%. In response to this situation, in May 2010 the Funds’ Board of Directors/Trustees approved changes to the Funds’ investment policies that increased their investment flexibility while retaining the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

insured nature of their portfolios. The insured California Funds can now invest at least 80% of their net assets in municipal securities that are covered by insurance from insurers with a claims-paying ability rated at least BBB-at the time of purchase. In addition, the Funds may also invest up to 20% of their net assets in uninsured investment-grade credits rated BBB-or higher. The investment policy changes are discussed in more detail on page eight.

Despite the constrained issuance on tax-exempt municipal bonds, we continued to find attractive value opportunities by exploring both the primary and secondary markets for undervalued sectors and individual credits with the potential to perform well over the long term. We found value in a variety of sectors, including lower-rated health care credits, redevelopment agency (RDA) issues and bonds issued for school districts and community colleges. During this period, a number of bonds issued by redevelopment agencies became available in the secondary market. The proceeds of these bonds are used to fund programs to improve deteriorated, blighted and economically depressed areas. The quantity of RDA bonds available in the marketplace allowed us to be very selective in evaluating these bonds on a case by case basis, buying only those where our research indicated that we potentially would be compensated for taking on additional risk.

We also purchased zero coupon and convertible zero coupon1 bonds issued for school districts and community colleges. These bonds, some of which were insured with underlying ratings of AA or A, offered longer durations with very attractive yields relative to their credit quality. Due to the low yield environment, bonds with longer durations were in less demand during this period, so this also meant very attractive pricing. Because the Funds tended to be at or short of their target duration, they were in a position to take advantage of this situation, benefiting from both the longer durations and strong yields of the bonds we added to our portfolios. With both the RDA bonds and the school district and community college credits, we were able to discover attractive candidates for purchase in both the insured and uninsured segments of the market.

Early in the period, we also added bonds issued by the state of California, including California general obligation (GO) and public works bonds, which are backed by appropriations of the state. We believed that these bonds offered good value, as credit spreads remained relatively wide. As the period progressed, these spreads began to tighten, and we reduced our purchases of California GOs as their spreads became less attractive.

Some of our investment activity during this period resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (non-profit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive

1	Convertible zero coupon bonds are tax-exempt municipal bonds that can be converted into corporate bonds of the issuing company. These bonds are generally sold at a discount from par and mature at par.

Nuveen Investments 3

financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this program significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. Selling was relatively insignificant, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of August 31, 2010, all eight of these Funds continued to use inverse floating rate securities.2 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for the Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 8/31/10

	6-Month	1-Year	5-Year	10-Year
Uninsured Funds
NCU	9.48%	17.30%	4.69%	6.66%
NAC	8.06%	17.03%	4.50%	6.93%
NVX	7.51%	16.39%	4.98%	N/A
NZH	7.51%	17.91%	3.64%	N/A

Standard & Poor’s (S&P) California Municipal Bond Index3	6.71%	10.79%	4.56%	5.49%
Standard & Poor’s (S&P) National Municipal Bond Index4	5.53%	10.19%	4.77%	5.67%
Lipper California Municipal Debt Funds Average5	9.32%	17.96%	3.65%	6.00%

Insured Funds
NPC	7.69%	12.75%	4.73%	6.24%
NCL	9.69%	15.91%	4.89%	6.30%
NKL	7.62%	14.52%	5.06%	N/A
NKX	6.96%	13.23%	4.60%	N/A

Standard & Poor’s (S&P) California Municipal Bond Index3	6.71%	10.79%	4.56%	5.49%
Standard & Poor’s (S&P) Insured National Municipal Bond Index6	5.72%	10.21%	4.73%	5.80%
Lipper Single-State Insured Municipal Debt Funds Average7	7.90%	14.13%	4.67%	6.26%

For the six months ended August 31, 2010, the cumulative returns on common share net asset value (NAV) for all four of the uninsured Funds—NCU, NAC, NVX and NZH—exceeded the returns on the Standard & Poor’s (S&P) California Municipal Bond Index as well as the S&P National Municipal Bond Index. NCU also outperformed the average return for the Lipper California Municipal Debt Funds Average, while the other three uninsured Funds underperformed this Lipper average. For the same period, all four of the insured Funds—NPC, NCL, NKL and NKX—exceeded the returns on the S&P California Municipal Bond Index and the S&P Insured National Municipal Bond Index. NCL outper-

*	Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.
2
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

3
The Standard & Poor’s (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

5
The Lipper California Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 6-month, 24 funds; 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

6
The Standard & Poor’s (S&P) Insured National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

7
The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 6-month, 44 funds; 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4 Nuveen Investments

formed the average return on the Lipper Single-State Insured Municipal Debt Funds Average, while the remaining three insured Funds trailed the Lipper average.

Key management factors that influenced the Funds’ returns during this period included yield curve positioning and duration, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The impact of structural leverage is discussed in more detail on page six.

For this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Among these Funds, NCL and NCU were the most strongly positioned in terms of duration and yield curve, with overweights in the outperforming longer part of the yield curve and underexposure to the shorter end of the curve that did not perform as well. NVX, on the other hand, was relatively weaker in its duration and yield curve positioning, which negatively affected its performance. The net impact of duration and yield curve positioning varied in the other Funds from positive in NPC and NKX to neutral in NAC, NZH and NKL, depending upon their individual weightings along the yield curve.

During this period, we saw the demand for municipal bonds increase among both institutional and individual investors. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk for certain higher yielding bonds. Over time, this has caused credit spreads to narrow, and the trend greatly helped our lower-rated positions, especially those we bought at depressed values several years ago. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated A, BBB or below, and non-rated bonds generally outperformed those rated AAA or AA. NCU and NKL benefited from their heavier weightings in bonds rated A; NCU also had the smallest allocation of bonds rated AAA among these Funds. In NVX, an underweighting of the top-performing A rated credit category detracted from this Fund’s performance. Although the remaining Funds were generally helped by their allocations to lower-rated bonds, credit exposure tended to be a neutral factor in their performance for the period.

Holdings that positively contributed to the Funds’ returns during this period included health care and transportation bonds. Revenue bonds as a whole performed well, with leasing, special tax and education among the other sectors that outperformed the general municipal market. Zero coupon bonds also were among the strongest performers and general obligation (GO) and other tax-supported bonds outpaced the market for the first time in about a year. Most of these Funds, especially NZH, tended to be underweight in the tax-supported sector, particularly in California GOs, relative to the California market. This underweighting was due to the fact that California GOs comprise such a large portion of the tax-supported sector in California that it is very difficult to match the market weighting in our portfolios. During this period, the more underweight a Fund was in California GOs, the more it hurt that Fund’s performance.

Nuveen Investments 5

Among the poorest performers during this period were pre-refunded bonds, which are often backed by U.S. Treasury securities. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of August 31, 2010, NVX held the heaviest weightings of pre-refunded bonds among these Funds, while NCL had the smallest allocation of these bonds. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and industrial development revenue (IDR), housing and electric utilities also turned in weaker performances. The performances of NPC and NKX also were hurt by their allocations to the “other revenue” sector, which focuses largely on community facilities district (CFD) or land development bonds, also known as “dirt deals.” This area of the market was hard hit in the states most affected by the housing crisis, including California.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising.

Leverage made a positive contribution to the performance of all these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

6 Nuveen Investments

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, 33 Nuveen leveraged closed-end funds, (including NAC, NZH and NKX), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, twenty of the funds that received demand letters (including NKX) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

Nuveen Investments 7

As of August 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original Auction Rate Preferred Share
NPC	$45,000,000	100.0%
NCL	$21,675,000	22.8%
NCU	$8,625,000	20.1%
NAC	$39,475,000	22.6%
NVX	$16,225,000	14.8%
NZH	$117,500,000	62.8%
NKL	$14,250,000	12.1%
NKX	$45,000,000	100.0%

As of August 31, 2010, NZH had issued and outstanding $86,250,000 of MTP.

During this six-month reporting period, NCU, NAC, NVX and NKL filed with the Securities and Exchange Commission (SEC) registration statements seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

As noted in previous shareholder reports, NKX has issued and outstanding $35.5 million of VRDP. During this six-month reporting period, NPC issued $42.7 million of VRDP to redeem at par its remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

During September 2010, subsequent to the reporting period, NCU completed the issuance of $35.25 million of 2.00%, Series 2015 MTP. The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol “NCU Pr C”. MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund’s managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in their cost of leverage should short-term interest rates rise sharply in the coming years. Using the proceeds from the issuance of MTP, NCU redeemed at par the remaining $34.375 million of its outstanding ARPS.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.

As of August 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions

8 Nuveen Investments

bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.5 billion of the approximately $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

As a result of the “credit crunch” that began in 2007 and that led to the financial crisis that peaked in late 2008, the financial strength ratings assigned to most municipal bond insurers have been downgraded by the primary ratings agencies. These ratings downgrades generally have reduced, and any additional ratings downgrades may further reduce, the effective rating of many of the bonds insured by those bond insurers, including bonds held by the Funds. This in turn has sharply reduced, and in some cases may have eliminated, the value provided by such insurance. Nonetheless, the Fund’s holdings continue to be well diversified and on the whole, the underlying credit quality of its holdings are of medium to high quality. It is also important to note that municipal bonds historically have had a very low rate of default.

On May 3, 2010, the Nuveen funds’ Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal bond closed-end funds, including NPC, NCL, NKL and NKX. The Board took this action in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund’s investment policies are intended to increase the Fund’s investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, which were effective immediately, provide that under normal circumstances, the Funds invest at least 80% of their net assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims-paying ability rated at least BBB-at the time of purchase by at least one independent rating agency. In addition, each Fund invests at least 80% of its net assets in municipal securities that are rated at least BBB-at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or that are unrated but judged to be of similar credit quality by Nuveen Asset Management, or that are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities with underlying bonds that are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities that are rated at least BBB-(based on the higher of the rating of the insurer, if any, or the underlying bond) or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Nuveen Investments 9

Common Share Dividend and Share Price Information

During the six-month reporting period ended August 31, 2010, NPC, NCU, NAC, NVX, NKL and NKX each had one monthly dividend increase. NPC, NCL and NCU also had an additional dividend increase that was declared just prior to the start of this reporting period and took effect in March 2010. The dividend of NCL and NZH remained stable throughout the period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2010, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of August 31, 2010, and the since inception of the Funds’ repurchase program, the following Funds have cumulatively repurchased common shares as shown in the accompanying table.

Fund	Common Shares Repurchased	% of Outstanding Common Shares
NPC	17,700	0.3%
NCL	53,500	0.4%
NCU	42,100	0.7%
NAC	—	—
NVX	50,700	0.3%
NZH	12,900	0.1%
NKL	32,700	0.2%
NKX	—	—

10 Nuveen Investments

During the six-month reporting period, the Funds did not repurchased any of their outstanding common shares.

As of August 31, 2010, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	8/31/10 (-) Discount	Six-Month Average (-) Discount
NPC	-3.69%	-7.54%
NCL	-3.83%	-4.25%
NCU	-2.95%	-6.91%
NAC	-0.96%	-5.11%
NVX	-1.66%	-3.46%
NZH	-0.07%	-1.32%
NKL	-1.37%	-3.24%
NKX	-3.22%	-5.26%

Nuveen Investments 11

NPC	Nuveen Insured California Premium Income Municipal Fund, Inc. as of August 31, 2010
Performance OVERVIEW

Credit Quality (as a % of total investments)[1,2]

AAA/U.S. Guaranteed 46%
AA 18%
A 32%
BBB 1%
N/R 3%

2009-2010 Monthly Tax-Free Dividends Per Common Share

$.06
.03
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

Common Share Price Performance — Weekly Closing Price

$18
12
6
9/01/09
8/31/10

Fund Snapshot
Common Share Price	$14.86
Common Share Net Asset Value (NAV)	$15.43
Premium/(Discount) to NAV	-3.69%
Market Yield	5.85%
Taxable-Equivalent Yield3	8.99%
Net Assets Applicable to Common Shares ($000)	$99,399
Average Effective Maturity on Securities (Years)	16.57
Leverage-Adjusted Duration	8.93

Average Annual Total Return (Inception 11/19/92)
	On Share Price	On NAV
6-Month (Cumulative)	15.18%	7.69%
1-Year	20.75%	12.75%
5-Year	4.82%	4.73%
10-Year	6.53%	6.24%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	35.1%
Tax Obligation/General	23.6%
U.S. Guaranteed	19.0%
Water and Sewer	13.0%
Other	9.3%

Insurers (as a % of total Insured investments)
NPFG4	31.9%
AGM	25.8%
AMBAC	19.0%
FGIC	13.5%
AGC	7.6%
SYNCORA GTY	2.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. As of August 31, 2010, the Fund includes 81% (as a % of total investments) of Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	MBIA’s public finance subsidiary.

12 Nuveen Investments

NCL Performance OVERVIEW	Nuveen Insured California Premium Income Municipal Fund 2, Inc. as of August 31, 2010

Fund Snapshot
Common Share Price	$14.32
Common Share Net Asset Value (NAV)	$14.89
Premium/(Discount) to NAV	-3.83%
Market Yield	6.03%
Taxable-Equivalent Yield3	9.26%
Net Assets Applicable to Common Shares ($000)	$188,649
Average Effective Maturity on Securities (Years)	17.56
Leverage-Adjusted Duration	9.37

Average Annual Total Return (Inception 3/18/93)
	On Share Price	On NAV
6-Month (Cumulative)	16.16%	9.69%
1-Year	20.92%	15.91%
5-Year	4.88%	4.89%
10-Year	6.20%	6.30%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	41.7%
Tax Obligation/General	20.8%
Water and Sewer	14.4%
U.S. Guaranteed	6.7%
Utilities	5.6%
Transportation	5.0%
Other	5.8%

Insurers (as a % of total Insured investments)
AMBAC	27.3%
NPFG4	21.7%
AGM	20.7%
FGIC	18.1%
AGC	11.6%
SYNCORA GTY	0.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. As of August 31, 2010, the Fund includes 96% (as a % of total investments) of Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	MBIA’s public finance subsidiary.

Nuveen Investments 13

NCU Performance OVERVIEW	Nuveen California Premium Income Municipal Fund as of August 31, 2010

Credit Quality (as a % of total investments)[1]

AAA/U.S. Guaranteed 20%
AA 29%
A 37%
BBB 12%
N/R 2%

2009-2010 Monthly Tax-Free Dividends Per Common Share

$.06
.03
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

Common Share Price Performance — Weekly Closing Price

$18
12
6
9/01/09
8/31/10

Fund Snapshot
Common Share Price	$14.13
Common Share Net Asset Value (NAV)	$14.56
Premium/(Discount) to NAV	-2.95%
Market Yield	6.16%
Taxable-Equivalent Yield2	9.46%
Net Assets Applicable to Common Shares ($000)	$83,486
Average Effective Maturity on Securities (Years)	17.61
Leverage-Adjusted Duration	8.87

Average Annual Total Return (Inception 6/18/93)
	On Share Price	On NAV
6-Month (Cumulative)	20.51%	9.48%
1-Year	24.58%	17.30%
5-Year	5.52%	4.69%
10-Year	6.74%	6.66%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	30.3%
Tax Obligation/General	18.9%
Health Care	17.8%
U.S. Guaranteed	8.5%
Utilities	5.3%
Water and Sewer	5.0%
Other	14.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NAC Performance OVERVIEW	Nuveen California Dividend Advantage Municipal Fund as of August 31, 2010

Credit Quality (as a % of total investments)[1]

AAA/U.S. Guaranteed 26%
AA 23%
A 30%
BBB 10%
BB or Lower 2%
N/R 9%

2009-2010 Monthly Tax-Free Dividends Per Common Share

$.06
.03
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

Common Share Price Performance — Weekly Closing Price

$18
12
6
9/01/09
8/31/10

Fund Snapshot
Common Share Price	$14.40
Common Share Net Asset Value (NAV)	$14.54
Premium/(Discount) to NAV	-0.96%
Market Yield	6.21%
Taxable-Equivalent Yield2	9.54%
Net Assets Applicable to Common Shares ($000)	$341,415
Average Effective Maturity on Securities (Years)	19.41
Leverage-Adjusted Duration	9.61

Average Annual Total Return (Inception 5/26/99)
	On Share Price	On NAV
6-Month (Cumulative)	18.05%	8.06%
1-Year	25.62%	17.03%
5-Year	4.61%	4.50%
10-Year	7.24%	6.93%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	22.7%
Health Care	19.0%
Tax Obligation/General	13.7%
U.S. Guaranteed	11.7%
Transportation	9.1%
Water and Sewer	7.1%
Education and Civic Organizations	4.7%
Other	12.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Investments 15

NVX Performance OVERVIEW	Nuveen California Dividend Advantage Municipal Fund 2 as of August 31, 2010

Fund Snapshot
Common Share Price	$14.83
Common Share Net Asset Value (NAV)	$15.08
Premium/(Discount) to NAV	-1.66%
Market Yield	6.47%
Taxable-Equivalent Yield2	9.94%
Net Assets Applicable to Common Shares ($000)	$222,421
Average Effective Maturity on Securities (Years)	14.80
Leverage-Adjusted Duration	8.73

Average Annual Total Return (Inception 3/27/01)
	On Share Price	On NAV
6-Month (Cumulative)	13.10%	7.51%
1-Year	24.51%	16.39%
5-Year	5.68%	4.98%
Since Inception	6.17%	6.48%

Portfolio Composition (as a % of total investments)
U.S. Guaranteed	25.4%
Health Care	13.9%
Tax Obligation/Limited	11.1%
Tax Obligation/General	9.0%
Transportation	8.6%
Water and Sewer	7.5%
Utilities	6.3%
Education and Civic Organizations	5.5%
Other	12.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NZH Performance OVERVIEW	Nuveen California Dividend Advantage Municipal Fund 3 as of August 31, 2010

Fund Snapshot
Common Share Price	$13.69
Common Share Net Asset Value (NAV)	$13.70
Premium/(Discount) to NAV	-0.07%
Market Yield	6.57%
Taxable-Equivalent Yield2	10.09%
Net Assets Applicable to Common Shares ($000)	$330,409
Average Effective Maturity on Securities (Years)	16.90
Leverage-Adjusted Duration	8.77

Average Annual Total Return (Inception 9/25/01)
	On Share Price	On NAV
6-Month (Cumulative)	11.79%	7.51%
1-Year	20.19%	17.91%
5-Year	5.06%	3.64%
Since Inception	5.24%	5.45%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	28.4%
Health Care	19.1%
U.S. Guaranteed	13.4%
Tax Obligation/General	11.7%
Consumer Staples	5.2%
Transportation	5.0%
Water and Sewer	4.0%
Other	13.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Investments 17

NKL Performance OVERVIEW	Nuveen Insured California Dividend Advantage Municipal Fund as of August 31, 2010

Fund Snapshot
Common Share Price	$15.14
Common Share Net Asset Value (NAV)	$15.35
Premium/(Discount) to NAV	-1.37%
Market Yield	6.22%
Taxable-Equivalent Yield3	9.55%
Net Assets Applicable to Common Shares ($000)	$234,211
Average Effective Maturity on Securities (Years)	16.10
Leverage-Adjusted Duration	7.11

Average Annual Total Return (Inception 3/25/02)
	On Share Price	On NAV
6-Month (Cumulative)	14.40%	7.62%
1-Year	22.68%	14.52%
5-Year	6.22%	5.06%
Since Inception	6.39%	6.83%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	32.8%
Tax Obligation/General	19.2%
U.S. Guaranteed	11.6%
Utilities	9.9%
Water and Sewer	9.8%
Health Care	4.4%
Other	12.3%

Insurers (as a % of total Insured investments)
AGM	26.5%
AMBAC	26.0%
NFPG4	21.5%
FGIC	17.4%
SYNCORA GTY	5.3%
Other	3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. As of August 31, 2010, the Fund includes 82% (as a % of total investments) of Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	MBIA’s public finance subsidiary.

18 Nuveen Investments

NKX Performance OVERVIEW	Nuveen Insured California Tax-Free Advantage Municipal Fund as of August 31, 2010

Credit Quality (as a % of total investments)[1,2]

AAA/U.S. Guaranteed 27%
AA 30%
A 27%
BBB 6%
N/R 10%

2009-2010 Monthly Tax-Free Dividends Per Common Share

$.06
.03
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

Common Share Price Performance — Weekly Closing Price

$18
12
6
9/01/09
8/31/10

Fund Snapshot
Common Share Price	$14.12
Common Share Net Asset Value (NAV)	$14.59
Premium/(Discount) to NAV	-3.22%
Market Yield	5.69%
Taxable-Equivalent Yield3	8.74%
Net Assets Applicable to Common Shares ($000)	$85,868
Average Effective Maturity on Securities (Years)	18.24
Leverage-Adjusted Duration	8.88

Average Annual Total Return (Inception 11/21/02)
	On Share Price	On NAV
6-Month (Cumulative)	13.00%	6.96%
1-Year	17.57%	13.23%
5-Year	5.31%	4.60%
Since Inception	5.01%	5.86%

Portfolio Composition (as a % of total investments)
Tax Obligation/Limited	32.3%
Health Care	16.3%
Tax Obligation/General	12.9%
U.S. Guaranteed	11.8%
Water and Sewer	9.7%
Transportation	5.6%
Long-Term Care	5.1%
Other	6.3%

Insurers (as a % of total Insured investments)
AMBAC	44.7%
NPFG4	20.2%
AGM	12.1%
AGC	9.4%
BHAC	5.5%
SYNCORA GTY	4.5%
FGIC	3.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. As of August 31, 2010, the Fund includes 77% (as a % of total investments) of Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	MBIA’s public finance subsidiary.

Nuveen Investments 19

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 4.5% (3.3% of Total Investments)
$750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	Baa1	$750,735
1,500	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	1,616,115
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	2,153,320
4,250	Total Education and Civic Organizations			4,520,170
	Health Care – 5.4% (3.9% of Total Investments)
3,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 – NPFG Insured	2/11 at 100.00	Aa3	3,001,860
724	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	842,186
1,500	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/19 – AGM Insured	2/11 at 100.00	AAA	1,505,985
5,224	Total Health Care			5,350,031
	Housing/Single Family – 0.2% (0.1% of Total Investments)
145	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	148,468
	Tax Obligation/General – 32.6% (23.6% of Total Investments)
	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,890	5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	AA–	2,111,943
1,250	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA–	1,382,638
	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004:
2,580	5.250%, 9/01/21 – FGIC Insured	9/14 at 100.00	AA–	2,918,831
1,775	5.250%, 9/01/22 – FGIC Insured	9/14 at 100.00	AA–	1,993,520
1,130	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.269%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AAA	1,351,344
1,225	Fresno Unified School District, Fresno County, California, General Obligation Refunding Bonds, Series 1998A, 6.550%, 8/01/20 – NPFG Insured	2/13 at 103.00	Aa3	1,407,378
1,180	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/21 – FGIC Insured	8/13 at 100.00	A	1,236,286
3,000	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.500%, 8/01/19 – NPFG Insured	8/11 at 103.00	A	3,243,330
160	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	169,304
3,000	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa2	3,167,610
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C:
1,335	5.000%, 7/01/21 – AGM Insured	7/11 at 102.00	AAA	1,408,398
3,500	5.000%, 7/01/22 – AGM Insured	7/11 at 102.00	AAA	3,692,430
4,895	5.000%, 7/01/23 – AGM Insured	7/11 at 102.00	AAA	5,164,127
3,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AAA	3,153,270
29,920	Total Tax Obligation/General			32,400,409
	Tax Obligation/Limited – 48.5% (35.1% of Total Investments)
1,000	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/11 at 101.00	AAA	1,040,010

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
$1,215	5.000%, 12/01/19 – AMBAC Insured	12/13 at 100.00	AA–	$1,299,430
1,615	5.000%, 12/01/21 – AMBAC Insured	12/13 at 100.00	AA–	1,709,962
195	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	198,058
595	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	555,563
3,190	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	A	2,921,434
1,900	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2002, 5.100%, 9/01/25 – AMBAC Insured	9/12 at 100.00	N/R	1,908,588
5,000	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.250%, 1/01/34 – AMBAC Insured	1/11 at 100.00	A2	5,009,100
3,180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.053%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AAA	3,148,327
700	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	585,781
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	A	448,276
345	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	322,951
895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AAA	995,813
1,500	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,502,760
3,150	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	2,878,376
7,000	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	6,712,090
165	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	155,250
205	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	208,465
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AAA	5,343,640
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	1,516,545
3,565	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A, 5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AAA	3,678,617
3,250	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AAA	3,359,850
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, General Obligation Refunding Bonds, Series 2001A, 5.000%, 10/01/31 – NPFG Insured	10/11 at 100.00	A	2,738,802
48,555	Total Tax Obligation/Limited			48,237,688
	Transportation – 2.5% (1.8% of Total Investments)
2,400	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	2,465,568
	U.S. Guaranteed – 26.4% (19.0% of Total Investments) (4)
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	AAA	8,932,320
5,135	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	6,683,870

Nuveen Investments 21

Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
NPC	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$6,220	Riverside County, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1987A, 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	$8,697,488
1,485	San Jose, California, Single Family Mortgage Revenue Bonds, Series 1985A, 9.500%, 10/01/13 (ETM)	No Opt. Call	Aaa	1,890,257
18,840	Total U.S. Guaranteed			26,203,935
	Utilities – 0.3% (0.2% of Total Investments)
345	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	322,892
	Water and Sewer – 17.9% (13.0% of Total Investments)
2,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 17.905%, 5/01/40 – AGM Insured (IF)	5/19 at 100.00	AAA	2,555,344
5,255	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2003A, 5.000%, 3/01/20 – FGIC Insured	3/13 at 100.00	A1	5,527,577
1,230	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A1	1,298,954
235	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	240,038
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	5,155,650
220	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	226,008
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,355,445
1,345	West Basin Municipal Water District, California, Revenue Certificates of Participation, Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa2	1,471,686
16,985	Total Water and Sewer			17,830,702
$126,664	Total Investments (cost $129,201,536) – 138.3%			137,479,863
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.0)% (5)			(42,700,000)
	Other Assets Less Liabilities - 4.7%			4,618,697
	Net Assets Applicable to Common Shares - 100%			$99,398,560

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.
22 Nuveen Investments

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
NCL	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 5.0% (3.5% of Total Investments)
$620	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2000, 5.875%, 11/01/20 – NPFG Insured	11/10 at 100.00	AAA	$622,641
750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	Baa1	750,735
1,500	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	1,616,115
6,000	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/27 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	6,441,540
8,870	Total Education and Civic Organizations			9,431,031
	Health Care – 2.3% (1.6% of Total Investments)
1,410	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	1,640,168
2,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 – NPFG Insured	5/15 at 101.00	Aa2	1,975,360
650	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.500%, 5/15/18 – AMBAC Insured	5/12 at 101.00	N/R	676,221
4,060	Total Health Care			4,291,749
	Housing/Single Family – 1.0% (0.7% of Total Investments)
275	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	281,578
1,530	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 – AMBAC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aaa	1,569,122
1,805	Total Housing/Single Family			1,850,700
	Tax Obligation/General – 29.9% (20.8% of Total Investments)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A	1,492,730
3,000	California State, General Obligation Bonds, Series 2006, 4.500%, 9/01/36 – AGM Insured	9/16 at 100.00	AAA	2,917,080
4,400	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/31 – NPFG Insured	2/13 at 100.00	A1	4,443,164
3,200	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AAA	2,806,144
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AAA	2,684,700
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AAA	3,749,482
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AAA	3,775,709
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AAA	3,286,244
2,210	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.269%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AAA	2,642,895
1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	AAA	1,357,759
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 7/01/24 – AGM Insured	7/17 at 100.00	AAA	4,214,960
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,110	5.000%, 8/01/21 – AGM Insured (UB)	8/14 at 102.00	AAA	2,369,066
3,250	5.000%, 8/01/22 – AGM Insured (UB)	8/14 at 102.00	AAA	3,730,253
3,395	5.000%, 8/01/23 – AGM Insured (UB)	8/14 at 102.00	AAA	3,896,679
1,270	Merced City School District, Merced County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A	1,380,109

Nuveen Investments 23

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
NCL	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$305	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	$322,736
2,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa2	2,639,675
1,125	San Diego Unified School District, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa1	736,414
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	6/11 at 101.00	Aa2	2,045,260
2,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AAA	2,102,180
1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	AAA	1,096,970
2,445	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 – FGIC Insured	8/13 at 100.00	A+	2,681,089
53,535	Total Tax Obligation/General			56,371,298
	Tax Obligation/Limited – 59.8% (41.7% of Total Investments)
	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,130	0.000%, 9/01/18 – AGM Insured	No Opt. Call	AAA	3,865,250
8,000	0.000%, 9/01/21 – AGM Insured	No Opt. Call	AAA	4,838,960
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,535	5.000%, 12/01/20 – AMBAC Insured	12/13 at 100.00	AA–	1,632,258
1,780	5.000%, 12/01/23 – AMBAC Insured	12/13 at 100.00	AA–	1,868,911
3,725	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2005J, 5.000%, 1/01/17 – AMBAC Insured	1/16 at 100.00	A2	4,088,560
380	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	385,958
7,000	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	A	6,410,670
1,430	Cloverdale Community Development Agency, California, Tax Allocation Refunding Bonds, Cloverdale Redevelopment Project Series 2006, 5.000%, 8/01/36 – AMBAC Insured	No Opt. Call	A–	1,357,313
5,625	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.000%, 1/01/21 – AMBAC Insured	1/11 at 100.00	A2	5,656,275
8,280	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	8,058,341
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AAA	7,252,465
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AAA	7,450,425
6,215	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.053%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AAA	6,153,099
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.300%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,651,640
875	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	732,226
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,576,223
1,810	Kern County Board of Education, California, Certificates of Participation Refunding, Series 1998A, 5.200%, 5/01/28 – NPFG Insured	11/10 at 100.00	A	1,812,299
5,000	La Quinta Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 5.200%, 9/01/28 – AMBAC Insured	9/10 at 100.00	A+	5,014,050
2,185	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	2,045,357

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AAA	$1,112,640
1,250	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003B, 5.000%, 7/01/19 – NPFG Insured	7/13 at 100.00	AAA	1,381,175
4,000	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	6/13 at 100.00	A+	4,050,920
3,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	3,005,520
6,120	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	5,592,272
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AAA	3,125,675
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/13 at 101.00	A–	4,153,000
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/10 at 102.00	A	393,073
325	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	305,796
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	9/13 at 100.00	A	1,012,070
2,500	Roseville Financing Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	2,339,525
405	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	411,845
4,655	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/10 at 101.00	A	4,719,099
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	1,516,545
5,510	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A, 5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AAA	5,633,369
1,205	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AAA	1,254,080
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,040,471
118,250	Total Tax Obligation/Limited			112,897,355
	Transportation – 7.1% (5.0% of Total Investments)
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/18 – NPFG Insured	1/11 at 68.38	A	4,105,660
4,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%, 8/15/18 – AMBAC Insured	8/13 at 100.00	A1	4,354,840
5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	5,008,550
15,500	Total Transportation			13,469,050
	U.S. Guaranteed – 9.7% (6.7% of Total Investments) (4)
1,380	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2000, 5.875%, 11/01/20 (Pre-refunded 11/01/10) – NPFG Insured	11/10 at 100.00	A2 (4)	1,393,069
1,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/10 at 100.00	N/R (4)	1,945,600
3,000	Escondido Union High School District, San Diego County, California, General Obligation Bonds, Series 1996, 5.700%, 11/01/10 – NPFG Insured (ETM)	No Opt. Call	AAA	3,027,390

Nuveen Investments 25

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
NCL	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2004:
$1,000	5.250%, 8/01/21 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AAA	$1,180,110
1,000	5.250%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AAA	1,180,110
1,610	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 (Pre-refunded 12/15/10) – NPFG Insured	12/10 at 102.00	AAA	1,668,041
4,320	Riverside County, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1987B, 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	5,917,104
1,000	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	N/R (4)	1,023,270
905	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) – AMBAC Insured	5/12 at 101.00	N/R (4)	994,405
16,115	Total U.S. Guaranteed			18,329,099
	Utilities – 8.1% (5.6% of Total Investments)
670	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	627,066
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/10 at 101.00	N/R	101,800
1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+	1,950,780
	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A:
2,800	5.000%, 7/01/24 – NPFG Insured	7/13 at 100.00	A1	2,926,840
5,000	5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	A1	5,170,350
4,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	4,428,680
14,520	Total Utilities			15,205,516
	Water and Sewer – 20.7% (14.4% of Total Investments)
1,100	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 17.905%, 5/01/40 – AGM Insured (IF)	5/19 at 100.00	AAA	1,277,672
2,000	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A1	2,112,120
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AAA	769,133
460	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	469,862
2,700	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/21 – AGM Insured	10/13 at 100.00	AAA	3,016,170
2,000	Los Angeles, California, Wastewater System Revenue Bonds, Series 2005A, 4.500%, 6/01/29 – NPFG Insured	6/15 at 100.00	AA	2,044,940
430	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	441,743
12,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured (UB)	8/13 at 100.00	AAA	12,361,920
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	AA	1,586,287
1,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AAA	1,056,960
3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA+	4,023,317

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Santa Clara Valley Water District, California, Certificates of Participation, Series 2004A:
$1,400	5.000%, 2/01/19 – FGIC Insured	2/14 at 100.00	AA+	$1,517,208
445	5.000%, 2/01/20 – FGIC Insured	2/14 at 100.00	AA+	477,730
465	5.000%, 2/01/21 – FGIC Insured	2/14 at 100.00	AA+	496,569
2,500	West Basin Municipal Water District, California, Revenue Certificates of Participation, Series 2003A, 5.000%, 8/01/30 – NPFG Insured	8/13 at 100.00	Aa2	2,561,875
	Yorba Linda Water District, California, Certificates of Participation, Highland Reservoir Renovation, Series 2003:
2,010	5.000%, 10/01/28 – FGIC Insured	10/13 at 100.00	AAA	2,185,192
2,530	5.000%, 10/01/33 – FGIC Insured	10/13 at 100.00	AAA	2,686,405
36,985	Total Water and Sewer			39,085,103
$269,640	Total Investments (cost $260,027,897) – 143.6%			270,930,901
	Floating Rate Obligations – (9.5)%			(17,880,000)
	Other Assets Less Liabilities – 4.8%			8,923,092
	Auction Rate Preferred Shares, at Liquidation Value – (38.9)% (5)			(73,325,000)
	Net Assets Applicable to Common Shares – 100%			$188,648,993

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 27

Nuveen California Premium Income Municipal Fund
NCU	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.5% (4.5% of Total Investments)
$1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$1,500,585
215	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	203,003
2,950	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/12 at 100.00	Baa3	2,917,845
1,350	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	846,950
6,015	Total Consumer Staples			5,468,383
	Education and Civic Organizations – 6.2% (4.3% of Total Investments)
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	70,293
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
45	5.000%, 11/01/21	11/15 at 100.00	A2	48,520
60	5.000%, 11/01/25	11/15 at 100.00	A2	63,116
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.041%, 3/01/33 (IF)	3/18 at 100.00	Aa2	1,173,583
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	2,153,320
	University of California, General Revenue Bonds, Series 2003A:
255	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	285,368
1,245	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	1,377,530
4,787	Total Education and Civic Organizations			5,171,730
	Energy – 0.6% (0.4% of Total Investments)
500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	466,005
	Health Care – 25.9% (17.8% of Total Investments)
3,435	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (5)	11/10 at 100.00	N/R	2,275,825
155	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	155,668
3,525	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	Aa3	3,572,376
1,500	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	1,534,305
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	638,173
1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37	10/17 at 100.00	A–	978,180
1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,604,837
490	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	490,701
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	748,228
3,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,422,490
2,100	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,201,892
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	Aa3	1,692,873

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$377	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	$437,960
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	871,249
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,036,470
22,187	Total Health Care			21,661,227
	Housing/Single Family – 3.2% (2.2% of Total Investments)
2,500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	2,539,400
130	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	133,110
2,630	Total Housing/Single Family			2,672,510
	Industrials – 0.6% (0.4% of Total Investments)
500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	511,360
	Tax Obligation/General – 27.5% (18.9% of Total Investments)
1,500	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/31 – NPFG Insured	2/13 at 100.00	A1	1,514,715
	California, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	A1	2,635,666
1,300	5.500%, 11/01/39	11/19 at 100.00	A1	1,397,188
4,000	California, General Obligation Veterans Welfare Bonds, Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)	12/10 at 100.00	AA	4,001,080
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AAA	6,325,620
3,000	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.150%, 8/01/15 – NPFG Insured	8/11 at 103.00	A	3,238,830
15	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/22 – NPFG Insured	8/14 at 100.00	Aa2	16,991
135	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	142,850
1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,451,015
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,260,243
28,000	Total Tax Obligation/General			22,984,198
	Tax Obligation/Limited – 44.0% (30.3% of Total Investments)
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	BBB+	940,940
	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	12/13 at 100.00	AA–	1,787,683
1,865	5.000%, 12/01/24 – AMBAC Insured	12/13 at 100.00	AA–	1,949,951
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/10 at 100.50	A2	5,987,487
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,064,310
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,217,140
535	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	610,398

Nuveen Investments 29

Nuveen California Premium Income Municipal Fund (continued)
NCU	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	$167,587
500	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	466,860
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	73,225
175	5.125%, 9/01/36	9/16 at 100.00	N/R	159,458
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/11 at 100.00	A	3,505,915
310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	290,188
2,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	2,003,680
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	A	2,977,285
155	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	145,841
190	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	193,211
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A1	1,663,335
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A1	3,326,670
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA–	2,159,260
	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 1998:
1,500	5.800%, 9/01/18	9/10 at 100.00	Baa3	1,513,605
1,000	5.800%, 9/01/27	9/10 at 100.00	Baa3	1,002,040
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	319,485
2,050	Santa Barbara County, California, Certificates of Participation, Series 2001, 5.250%, 12/01/19 – AMBAC Insured	12/11 at 102.00	AA+	2,195,817
35,690	Total Tax Obligation/Limited			36,721,371
	Transportation – 3.5% (2.4% of Total Investments)
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	824,538
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.243%, 10/01/32 (IF)	4/18 at 100.00	AA	286,147
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/11 at 100.00	BBB–	1,831,539
3,000	Total Transportation			2,942,224
	U.S. Guaranteed – 12.4% (8.5% of Total Investments) (4)
2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	2,179,780
3,000	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AAA	3,727,530
370	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	431,217
3,495	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	3,987,236
8,865	Total U.S. Guaranteed			10,325,763

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 7.7% (5.3% of Total Investments)
$890	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	$897,458
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	305,159
295	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	276,096
4,580	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 – AGM Insured	8/12 at 100.00	AAA	4,914,798
6,040	Total Utilities			6,393,511
	Water and Sewer – 7.3% (5.0% of Total Investments)
1,125	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	1,189,969
205	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	209,395
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 16.914%, 7/01/35 (IF)	7/19 at 100.00	AAA	929,290
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.261%, 2/15/35 (IF)	8/15 at 100.00	AAA	1,917,420
1,795	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	A+	1,815,463
5,295	Total Water and Sewer			6,061,537
$123,509	Total Investments (cost $116,309,786) – 145.4%			121,379,819
	Floating Rate Obligations – (8.0)%			(6,650,000)
	Other Assets Less Liabilities – 3.8%			3,131,401
	Auction Rate Preferred Shares, at Liquidation Value – (41.2)% (6)			(34,375,000)
	Net Assets Applicable to Common Shares – 100%			$83,486,220

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6) N/R	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.3%. Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 31

Nuveen California Dividend Advantage Municipal Fund
NAC	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.4% (4.4% of Total Investments)
$910	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$859,222
7,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	5,618,025
24,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	15,223,133
32,675	Total Consumer Staples			21,700,380
	Education and Civic Organizations – 6.9% (4.7% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	291,215
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	AA+	10,203,400
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	215,646
265	5.000%, 11/01/25	11/15 at 100.00	A2	278,761
4,685	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.041%, 3/01/33 (IF)	3/18 at 100.00	Aa2	4,944,455
615	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	607,503
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.500%, 11/01/17 – AMBAC Insured	11/11 at 100.00	BBB	3,062,880
	University of California, General Revenue Bonds, Series 2008A:
600	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	671,454
2,900	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,208,705
22,555	Total Education and Civic Organizations			23,484,019
	Health Care – 27.6% (19.0% of Total Investments)
2,160	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/15	3/13 at 100.00	A	2,287,591
660	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	662,845
10,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – NPFG Insured	11/16 at 100.00	Aa3	10,041,600
14,895	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	Aa3	15,095,189
1,120	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,120,896
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
810	4.800%, 7/15/17	No Opt. Call	N/R	815,144
3,325	5.125%, 7/15/31	7/17 at 100.00	N/R	2,992,001
1,760	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB	1,751,323
19,420	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	19,447,771
3,095	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,172,282
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,252,554
2,250	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,566,868

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,586	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	$1,844,899
10,500	Duarte, California, Certificates of Participation, City of Hope National Medical Center, Series 1999A, 5.250%, 4/01/31	10/10 at 100.50	A+	10,530,555
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	967,000
2,860	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,278,647
1,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A–	1,017,520
675	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	694,643
2,570	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	2,412,099
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,165,030
92,666	Total Health Care			94,116,457
	Housing/Multifamily – 2.3% (1.6% of Total Investments)
4,895	Contra Costa County, California, Multifamily Housing Revenue Bonds, Delta View Apartments Project, Series 1999C, 6.750%, 12/01/30 (Alternative Minimum Tax)	12/10 at 101.00	N/R	4,796,562
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	294,435
1,725	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	1,730,175
1,120	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	1,136,733
8,060	Total Housing/Multifamily			7,957,905
	Housing/Single Family – 0.6% (0.4% of Total Investments)
530	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	542,678
2,395	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.347%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	1,385,627
2,925	Total Housing/Single Family			1,928,305
	Industrials – 1.4% (1.0% of Total Investments)
2,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	2,045,440
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	2,830,438
7,120	Total Industrials			4,875,878
	Long-Term Care – 2.5% (1.7% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,066,120
8,500	Riverside County Public Financing Authority, California, Certificates of Participation, Air Force Village West, Series 1999, 5.800%, 5/15/29	11/10 at 100.50	BB+	7,550,975
9,500	Total Long-Term Care			8,617,095
	Tax Obligation/General – 19.9% (13.7% of Total Investments)
8,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	8,603,280
10,000	California, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	11,215,600
4,435	California, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	5,320,980

Nuveen Investments 33

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$38,365	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/41 – AMBAC Insured	8/16 at 28.46	Aa1	$5,182,344
3,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AAA	3,003,451
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AAA	6,007,372
5,210	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/35 – FGIC Insured	7/14 at 101.00	A1	5,158,473
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	608,436
5,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 – AGM Insured	7/13 at 101.00	AAA	5,649,000
3,605	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/21 – AGM Insured	8/11 at 101.00	AAA	3,775,589
50,070	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	13,561,460
133,835	Total Tax Obligation/General			68,085,985
	Tax Obligation/Limited – 32.9% (22.7% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	994,220
615	5.800%, 9/01/35	9/14 at 102.00	N/R	594,545
1,910	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4), (5)	8/17 at 102.00	N/R	1,529,452
1,990	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Refunding Bonds, Series 2002A, 5.125%, 9/02/24 – AGM Insured	9/12 at 100.00	AAA	2,123,370
	Brentwood Infrastructure Financing Authority, Contra Costa County, California, Capital Improvement Revenue Bonds, Series 2001:
1,110	5.375%, 11/01/18 – AGM Insured	11/11 at 100.00	AAA	1,164,945
1,165	5.375%, 11/01/19 – AGM Insured	11/11 at 100.00	AAA	1,221,689
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,064,310
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,217,140
2,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	2,016,340
710	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	721,133
1,225	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,143,807
3,490	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/10 at 100.00	A	3,510,661
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,129,354
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	3/12 at 101.00	A	4,242,043
31,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AAA	31,100,567
2,850	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	2,429,454
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Area Redevelopment Project, Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,595,400

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
$325	5.000%, 9/01/26	9/16 at 100.00	N/R	$317,307
755	5.125%, 9/01/36	9/16 at 100.00	N/R	687,948
675	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	595,053
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	2,030,600
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	839,240
1,290	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,207,556
1,530	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/24 – AGM Insured	3/14 at 100.00	AAA	1,600,977
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	3,207,365
9,200	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 – NPFG Insured	3/11 at 102.00	A	9,421,628
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
545	5.000%, 9/01/26	9/14 at 102.00	N/R	526,372
250	5.000%, 9/01/33	9/14 at 102.00	N/R	229,525
3,290	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	3/13 at 100.00	A	3,468,877
5,600	Palm Springs Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001A, 5.000%, 11/01/22 – NPFG Insured	11/11 at 101.00	A	5,730,256
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	1,025,880
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/10 at 102.00	AAA	1,582,372
620	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	583,364
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	8/13 at 100.00	A	1,888,012
770	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	783,013
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	2,772,225
1,150	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	1,168,343
2,695	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 – AMBAC Insured	6/12 at 100.00	AA+	2,886,965
1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A1	1,025,700
1,000	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,020,070
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	646,722
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,612,569
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,625,380
1,350	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,116,761
112,645	Total Tax Obligation/Limited			112,398,510

Nuveen Investments 35

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 13.3% (9.1% of Total Investments)
$1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	$1,511,653
830	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.243%, 10/01/32 (IF)	4/18 at 100.00	AA	1,079,556
11,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40	1/11 at 100.50	BBB–	10,978,179
8,515	Los Angeles Harbors Department, California, Revenue Refunding Bonds, Series 2001B, 5.500%, 8/01/18 – AMBAC Insured (Alternative Minimum Tax)	8/11 at 100.00	AA	8,796,080
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	112,931
22,825	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	11/10 at 100.00	A	22,834,815
44,870	Total Transportation			45,313,214
	U.S. Guaranteed – 16.9% (11.7% of Total Investments) (6)
9,750	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,626,428
115	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22 (Pre-refunded 12/01/11) – AGM Insured	12/11 at 100.00	AAA	122,247
715	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	806,205
3,840	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	4,296,000
1,940	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	2,315,836
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,573,832
10,845	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (6)	11,770,946
	Northern California Tobacco Securitization Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001A:
2,500	5.250%, 6/01/31 (Pre-refunded 6/01/11)	6/11 at 100.00	AAA	2,592,975
4,500	5.375%, 6/01/41 (Pre-refunded 6/01/11)	6/11 at 100.00	AAA	4,671,585
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	2/11 at 100.00	AAA	6,393,048
6,530	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 (Pre-refunded 12/15/10) – NPFG Insured	12/10 at 102.00	AA (6)	6,765,407
2,860	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.250%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,109,649
2,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (6)	2,756,975
53,270	Total U.S. Guaranteed			57,801,133
	Utilities – 4.3% (2.9% of Total Investments)
3,630	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 – AGM Insured	11/13 at 100.00	AAA	4,016,777
3,775	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,563,109
5,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AAA	5,829,780
1,270	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,188,618
14,175	Total Utilities			14,598,284

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 10.4% (7.1% of Total Investments)
$875	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	$893,760
2,500	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	2,577,825
835	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	857,804
8,250	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	8,200,005
2,250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	2,376,855
11,000	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/26	5/20 at 100.00	Aa3	12,758,570
5,115	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2002A, 5.000%, 11/01/18 – NPFG Insured	11/12 at 100.00	Aa2	5,618,316
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AAA	2,144,320
32,825	Total Water and Sewer			35,427,455
$567,121	Total Investments (cost $484,282,684) – 145.4%			496,304,620
	Floating Rate Obligations – (8.4)%			(28,545,000)
	Other Assets Less Liabilities – 2.7%			9,180,013
	Auction Rate Preferred Shares, at Liquidation Value – (39.7)% (7)			(135,525,000)
	Net Assets Applicable to Common Shares – 100%			$341,414,633

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.3%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 37

Nuveen California Dividend Advantage Municipal Fund 2
NVX	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.1% (4.9% of Total Investments)
$565	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$533,473
4,230	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa3	3,799,894
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	2,996,280
13,480	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	8,456,948
22,275	Total Consumer Staples			15,786,595
	Education and Civic Organizations – 7.9% (5.5% of Total Investments)
2,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2001Q, 5.250%, 12/01/32	6/11 at 101.00	AAA	2,080,700
2,745	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.064%, 10/01/38 (IF)	10/18 at 100.00	AA+	3,579,041
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
125	5.000%, 11/01/21	11/15 at 100.00	A2	134,779
165	5.000%, 11/01/25	11/15 at 100.00	A2	173,568
2,250	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	Baa1	2,252,205
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.041%, 3/01/33 (IF)	3/18 at 100.00	Aa2	3,108,094
620	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	612,442
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	2,957,580
2,680	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,744,802
16,530	Total Education and Civic Organizations			17,643,211
	Health Care – 20.0% (13.9% of Total Investments)
2,000	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22	4/12 at 100.00	BBB+	2,037,460
415	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	416,789
9,260	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	Aa3	9,384,454
500	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	511,435
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,522,016
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
810	4.800%, 7/15/17	No Opt. Call	N/R	815,144
2,225	5.125%, 7/15/31	7/17 at 100.00	N/R	2,002,166
2,185	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/11	No Opt. Call	AA–	2,309,742
2,500	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured	6/13 at 100.00	AAA	2,725,250
1,755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,757,510

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$435,612
1,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AAA	1,041,510
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
2,705	5.000%, 11/15/43	11/15 at 100.00	Aa3	2,709,599
3,315	5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	3,320,636
	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554:
1,325	18.071%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	1,541,293
998	18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	1,160,332
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,292,760
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A–	1,638,207
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	468,241
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	5,429,570
43,788	Total Health Care			44,519,726
	Housing/Multifamily – 5.0% (3.5% of Total Investments)
5,962	California Statewide Community Development Authority, Multifamily Housing Revenue Refunding Bonds, Claremont Village Apartments, Series 2001D, 5.500%, 6/01/31 (Mandatory put 6/01/16) (Alternative Minimum Tax)	6/11 at 102.00	AAA	6,168,464
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	188,623
1,055	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	1,058,165
700	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	710,458
3,045	Yucaipa Redevelopment Agency, California, Mobile Home Park Revenue Bonds, Rancho del Sol and Grandview, Series 2001A, 6.750%, 5/15/36	5/11 at 102.00	N/R	3,105,078
10,967	Total Housing/Multifamily			11,230,788
	Housing/Single Family – 2.6% (1.8% of Total Investments)
325	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	332,774
5,775	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A	4,899,048
420	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2001A, 5.650%, 12/01/31 (Alternative Minimum Tax)	6/11 at 102.00	A–	440,765
6,520	Total Housing/Single Family			5,672,587
	Industrials – 1.4% (0.9% of Total Investments)
1,250	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	1,278,400
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	1,755,204
4,425	Total Industrials			3,033,604

Nuveen Investments 39

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.3% (1.6% of Total Investments)
$1,550	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	1/13 at 100.00	A–	$1,602,716
3,750	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	3,557,250
5,300	Total Long-Term Care			5,159,966
	Tax Obligation/General – 13.0% (9.0% of Total Investments)
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	9,372,700
3,615	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 5.500%, 8/01/22 – FGIC Insured	8/12 at 102.00	Aa3	3,941,977
	Contra Costa County Community College District, California, General Obligation Bonds, Series 2002:
3,005	5.000%, 8/01/21 – FGIC Insured	8/12 at 100.00	Aa1	3,239,600
3,300	5.000%, 8/01/22 – FGIC Insured	8/12 at 100.00	Aa1	3,517,833
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,408,309
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	2,247,000
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	375,643
17,510	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	AA–	4,742,584
41,070	Total Tax Obligation/General			28,845,646
	Tax Obligation/Limited – 16.0% (11.1% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	646,243
385	5.800%, 9/01/35	9/14 at 102.00	N/R	372,195
1,190	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4), (5)	8/17 at 102.00	N/R	952,904
4,900	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16	12/13 at 100.00	A2	5,302,143
1,245	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,420,458
1,200	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	1,209,804
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	441,821
750	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	752,903
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,736,894
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,668,942
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	200,148
470	5.125%, 9/01/36	9/16 at 100.00	N/R	428,259
2,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	2,067,500
415	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	365,847
1,265	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	1,284,355

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$748,872
495	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	454,460
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/11 at 101.00	N/R	2,001,540
385	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	362,250
475	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	483,028
700	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	711,165
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,145,070
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,494,799
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,439,669
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	811,000
415	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	447,316
1,930	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 6.750%, 9/01/30	9/13 at 103.00	N/R	1,794,418
500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	406,345
850	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	703,146
3,715	Western Placer Unified School District, Placer County, California, Certiciates of Particpation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AAA	3,755,271
35,640	Total Tax Obligation/Limited			35,608,765
	Transportation – 12.5% (8.6% of Total Investments)
3,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,527,230
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	2,040,203
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.243%, 10/01/32 (IF)	4/18 at 100.00	AA	1,859,958
7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	7,172,270
5,585	Port of Oakland, California, Revenue Bonds, Series 2002N, 5.000%, 11/01/16 – NPFG Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,811,807
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29A:
2,430	5.250%, 5/01/18 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,542,606
2,555	5.250%, 5/01/19 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,658,631
1,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29B, 5.125%, 5/01/17 – FGIC Insured	5/13 at 100.00	A1	1,077,130
2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/17 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A1	2,109,800
26,930	Total Transportation			27,799,635

Nuveen Investments 41

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 36.7% (25.4% of Total Investments) (6)
$9,000	Anitoch Area Public Facilities Financing Agency, California, Special Tax Bonds, Community Facilities District 1989-1, Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) – NPFG Insured	8/11 at 100.00	A (6)	$9,420,120
6,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	6,539,340
450	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	507,402
860	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	1,002,287
4,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (6)	4,747,320
4,900	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2001, 5.000%, 6/01/26 (Pre-refunded 6/01/11) – NPFG Insured	6/11 at 100.00	AAA	5,071,549
2,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,645,844
1,170	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,396,664
885	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,043,327
9,510	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (6)	10,321,964
3,000	Northern California Tobacco Securitization Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41 (Pre-refunded 6/01/11)	6/11 at 100.00	AAA	3,114,390
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	AAA	2,665,860
6,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2001, 5.250%, 10/01/35 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 102.00	N/R (6)	6,440,940
12,090	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25 (Pre-refunded 6/01/11) – NPFG Insured	6/11 at 100.00	AAA	12,529,099
2,700	Santa Rosa High School District, Sonoma County, California, General Obligation Bonds, Series 2001, 5.300%, 5/01/26 (Pre-refunded 5/01/11) – FGIC Insured	5/11 at 101.00	A+ (6)	2,819,448
6,200	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2001, 5.375%, 8/01/25 (Pre-refunded 8/01/11) – AMBAC Insured	8/11 at 101.00	Aa2 (6)	6,558,422
2,800	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,056,620
1,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (6)	1,654,185
75,430	Total U.S. Guaranteed			81,534,781
	Utilities – 9.1% (6.3% of Total Investments)
5,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	5,432,600
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,222,814
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	1,092,920
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AAA	529,980
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	739,377
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,389,930
2,000	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.250%, 7/01/20 – NPFG Insured	7/13 at 100.00	A1	2,136,440

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	$2,767,925
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	3,877,000
19,645	Total Utilities			20,188,986
	Water and Sewer – 10.8% (7.5% of Total Investments)
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,425,032
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	556,685
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 16.914%, 7/01/35 (IF)	7/19 at 100.00	AAA	1,608,920
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.261%, 7/01/35 (IF)	8/20 at 100.00	AAA	1,917,420
750	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	792,285
1,700	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	1,794,214
4,785	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002, 5.000%, 8/01/21 – NPFG Insured	8/12 at 100.00	Aa3	5,120,620
10,000	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	10,913,300
21,840	Total Water and Sewer			24,128,476
$330,360	Total Investments (cost $309,617,366) – 144.4%			321,152,766
	Floating Rate Obligations – (5.1)%			(11,390,000)
	Other Assets Less Liabilities – 2.9%			6,433,696
	Auction Rate Preferred Shares, at Liquidation Value – (42.2)% (7)			(93,775,000)
	Net Assets Applicable to Common Shares – 100%			$222,421,462

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)
Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 43

Nuveen California Dividend Advantage Municipal Fund 3
NZH	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.6% (5.2% of Total Investments)
$915	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$863,943
7,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	5,618,025
29,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	18,607,794
38,075	Total Consumer Staples			25,089,762
	Education and Civic Organizations – 4.2% (2.9% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	291,215
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	215,646
270	5.000%, 11/01/25	11/15 at 100.00	A2	284,021
1,500	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	Baa1	1,501,470
6,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	6,459,960
615	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	607,503
4,000	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/23 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	4,367,840
12,875	Total Education and Civic Organizations			13,727,655
	Health Care – 27.6% (19.1% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001:
4,000	6.000%, 4/01/22	4/12 at 100.00	BBB+	4,074,920
2,000	6.125%, 4/01/32	4/12 at 100.00	BBB+	2,016,480
670	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	672,888
2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – NPFG Insured	11/16 at 100.00	Aa3	2,008,320
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 18.348%, 5/15/39 (IF) (4)	11/16 at 100.00	Aa3	3,935,644
9,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	9,205,830
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,522,016
1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AAA	1,690,788
	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
805	4.800%, 7/15/17	No Opt. Call	N/R	810,112
3,435	5.125%, 7/15/31	7/17 at 100.00	N/R	3,090,985
6,525	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/12	No Opt. Call	AA–	7,173,846
6,450	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured	6/13 at 100.00	AAA	7,031,145

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AAA	$4,736,205
7,665	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds, Mission Community Hospital, Series 2001, 5.375%, 11/01/21	11/10 at 102.00	A–	7,770,854
2,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	1,793,200
12,425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	12,442,768
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	661,106
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.100%, 11/15/46 (IF)	11/16 at 100.00	Aa3	5,900,944
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	1,853,623
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,381,821
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BBB–	715,225
	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
5,790	5.000%, 7/01/38	7/17 at 100.00	Baa1	5,434,262
2,500	5.000%, 7/01/47	7/17 at 100.00	Baa1	2,289,775
89,154	Total Health Care			91,212,757
	Housing/Multifamily – 3.4% (2.3% of Total Investments)
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	299,036
1,735	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38	9/13 at 100.00	A+	1,740,205
1,125	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38	9/13 at 100.00	N/R	1,141,808
3,610	San Bernardino County Housing Authority, California, GNMA Collateralized Multifamily Mortgage Revenue Bonds, Pacific Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41	11/11 at 105.00	Aaa	3,826,239
	San Jose, California, Multifamily Housing Revenue Bonds, GNMA Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
1,250	5.350%, 2/20/26 (Alternative Minimum Tax)	8/11 at 102.00	AAA	1,278,163
2,880	5.450%, 2/20/43 (Alternative Minimum Tax)	8/11 at 102.00	AAA	2,921,645
10,925	Total Housing/Multifamily			11,207,096
	Housing/Single Family – 2.7% (1.9% of Total Investments)
540	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	552,917
	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	7.974%, 2/01/24 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A	6,320,457
3,805	8.347%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	2,201,383
14,525	Total Housing/Single Family			9,074,757
	Industrials – 3.3% (2.3% of Total Investments)
3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	3,068,160
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	5,091,150
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	2,877,428
13,205	Total Industrials			11,036,738

Nuveen Investments 45

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.0% (1.3% of Total Investments)
$2,450	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	1/13 at 100.00	A–	$2,533,325
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
1,500	5.125%, 3/01/22	3/12 at 101.00	A–	1,529,565
1,315	5.250%, 3/01/32	3/12 at 101.00	A–	1,319,734
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,066,120
6,265	Total Long-Term Care			6,448,744
	Tax Obligation/General – 16.9% (11.7% of Total Investments)
1,960	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	2,107,804
9,335	California, General Obligation Bonds, Series 2002, 6.000%, 2/01/16 – AGM Insured	No Opt. Call	AAA	11,257,077
	California, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	A1	3,409,542
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,761,660
1,955	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	AA	1,956,896
3,000	Contra Costa County Community College District, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/23 – FGIC Insured	8/12 at 100.00	Aa1	3,198,030
2,500	Fullerton Joint Union High School District, Orange County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 – AGM Insured	8/12 at 100.00	Aa2	2,587,175
2,260	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2002, 5.125%, 8/01/22 – FGIC Insured	8/11 at 101.00	A	2,319,958
870	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.000%, 7/01/24 – AGM Insured	7/11 at 100.00	AAA	879,083
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	608,436
10,810	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C, 5.000%, 7/01/26 – AGM Insured	7/11 at 102.00	AAA	11,404,334
4,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2002D, 5.250%, 7/01/21 – FGIC Insured	7/12 at 101.00	Aa1	4,355,360
2,715	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	2,907,385
1,630	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003C, 5.000%, 8/01/22 – FGIC Insured	8/11 at 101.00	A	1,661,671
12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	3,391,042
60,670	Total Tax Obligation/General			55,805,453
	Tax Obligation/Limited – 41.0% (28.4% of Total Investments)
1,960	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5), (6)	8/17 at 102.00	N/R	1,569,490
7,135	Brentwood Infrastructure Financing Authority, Contra Costa County, California, Capital Improvement Revenue Bonds, Series 2001, 5.000%, 11/01/25 – AGM Insured	11/11 at 100.00	AAA	7,429,890
8,210	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16	12/13 at 100.00	A2	8,883,795
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2	4,022,080
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	12/11 at 102.00	A2	4,575,124

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	$1,064,310
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	2,410,719
	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003:
1,750	5.875%, 9/01/23	9/13 at 100.00	N/R	1,802,973
550	6.000%, 9/01/33	9/13 at 100.00	N/R	554,494
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	726,211
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,016,835
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,129,354
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	3/11 at 101.00	N/R	3,540,775
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22	9/12 at 100.00	N/R	1,021,450
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	322,189
760	5.125%, 9/01/36	9/16 at 100.00	N/R	692,504
3,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	3,101,250
685	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	603,869
5,250	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.300%, 9/01/24	9/12 at 101.00	N/R	5,366,183
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	2,030,600
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	839,240
5,425	Lodi, California, Certificates of Participation, Public Improvement Financing Project, Series 2002, 5.000%, 10/01/26 – NPFG Insured	10/12 at 100.00	A	5,529,486
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,226,278
1,675	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/26 – AGM Insured	3/14 at 100.00	AAA	1,738,901
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
545	5.000%, 9/01/26	9/14 at 102.00	N/R	526,372
250	5.000%, 9/01/33	9/14 at 102.00	N/R	229,525
3,000	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/19 – FGIC Insured	3/13 at 100.00	A	3,111,990
4,520	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/24 – AMBAC Insured	8/11 at 101.00	A+	4,713,411
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/11 at 101.00	N/R	2,001,540
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/12 at 102.00	A	10,704,099

Nuveen Investments 47

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/11 at 100.00	A	$3,252,178
1,000	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	3/11 at 103.00	N/R	946,190
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	A3	6,379,860
625	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	588,069
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,479,186
780	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	793,182
1,145	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	1,163,263
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	9/11 at 101.00	AAA	14,852,830
2,300	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 – AMBAC Insured	7/11 at 100.00	AA+	2,362,100
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	1,322,175
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	8,400,447
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	646,722
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,612,569
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,625,380
1,375	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,137,441
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, General Obligation Refunding Bonds, Series 2001A, 5.000%, 10/01/26 – NPFG Insured	10/11 at 100.00	A	2,507,850
135,110	Total Tax Obligation/Limited			135,554,379
	Transportation – 7.2% (5.0% of Total Investments)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,786,499
11,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB–	11,984,530
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29B:
4,110	5.125%, 5/01/17 – FGIC Insured	5/13 at 100.00	A1	4,427,004
5,140	5.125%, 5/01/19 – FGIC Insured	5/13 at 100.00	A1	5,474,408
22,690	Total Transportation			23,672,441
	U.S. Guaranteed – 19.4% (13.4% of Total Investments) (7)
4,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)	9/12 at 102.00	N/R (7)	4,572,960
8,880	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB (7)	9,426,742

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
$3,500	5.375%, 5/01/17 (Pre-refunded 5/01/12) – SYNCORA GTY Insured	5/12 at 101.00	Aaa	$3,829,140
8,000	5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	8,719,120
720	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (7)	811,843
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (7)	2,370,420
4,505	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,039,969
1,940	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (7)	2,315,836
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (7)	1,573,832
5,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AAA	5,987,080
3,975	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	AA+ (7)	4,131,218
7,595	San Francisco State University Foundation Inc., California, Auxiliary Organization Student Housing Revenue Bonds, Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) – NPFG Insured	9/11 at 101.00	A (7)	8,035,738
4,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,584,930
2,500	Whittier, California, Health Facility Revenue Bonds, Presbyterian Intercommunity Hospital, Series 2002, 5.600%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R (7)	2,756,975
58,650	Total U.S. Guaranteed			64,155,803
	Utilities – 3.6% (2.5% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,600,864
1,285	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,202,657
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,826,050
2,250	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.125%, 8/01/22 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+	2,264,378
12,350	Total Utilities			11,893,949
	Water and Sewer – 5.8% (4.0% of Total Investments)
1,070	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,137,699
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AAA	1,153,699
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	909,082
850	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	873,214
1,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	993,940
1,000	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	1,055,420

Nuveen Investments 49

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002:
$2,500	5.000%, 8/01/23 – NPFG Insured	8/12 at 100.00	Aa3	$2,656,200
6,260	5.000%, 8/01/24 – NPFG Insured	8/12 at 100.00	Aa3	6,651,125
3,315	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/18 – NPFG Insured	4/13 at 100.00	AA–	3,630,555
18,010	Total Water and Sewer			19,060,934
$492,504	Total Investments (cost $471,099,574) – 144.7%			477,940,468
	Floating Rate Obligations – (1.2)%			(3,845,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (26.1)% (8)			(86,250,000)
	Other Assets Less Liabilities – 3.6%			12,063,240
	Auction Rate Preferred Shares, at Liquidation Value – (21.0)% (8)			(69,500,000)
	Net Assets Applicable to Common Shares – 100%			$330,408,708

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(8)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.0% and 14.5%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50 Nuveen Investments

Nuveen Insured California Dividend Advantage Municipal Fund
NKL	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.8% (2.6% of Total Investments)
$14,155	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	$8,880,422
	Education and Civic Organizations – 4.8% (3.3% of Total Investments)
1,675	California Educational Facilities Authority, Revenue Bonds, University of San Diego, Series 2002A, 5.250%, 10/01/30	10/12 at 100.00	A2	1,718,751
9,000	California State University, Systemwide Revenue Bonds, Series 2002A, 5.125%, 11/01/26 – AMBAC Insured	11/12 at 100.00	Aa2	9,466,290
10,675	Total Education and Civic Organizations			11,185,041
	Health Care – 6.4% (4.4% of Total Investments)
5,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26	4/12 at 100.00	A–	5,078,750
2,815	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2003C, 5.000%, 8/15/20 – AMBAC Insured	8/13 at 100.00	AA	2,934,947
1,748	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	2,032,762
5,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	5,007,150
14,563	Total Health Care			15,053,609
	Housing/Multifamily – 1.3% (0.9% of Total Investments)
1,000	California Statewide Community Development Authority, Student Housing Revenue Bonds, EAH – Irvine East Campus Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 – ACA Insured	8/12 at 100.00	Baa1	1,011,900
1,905	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.300%, 1/20/21 (Alternative Minimum Tax)	7/11 at 102.00	AAA	1,964,055
2,905	Total Housing/Multifamily			2,975,955
	Housing/Single Family – 0.1% (0.1% of Total Investments)
350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	358,372
	Industrials – 1.1% (0.8% of Total Investments)
2,435	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	2,536,783
	Long-Term Care – 1.3% (0.9% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22	11/12 at 100.00	A–	3,057,000
	Tax Obligation/General – 27.7% (19.2% of Total Investments)
900	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21	8/13 at 100.00	A1	978,435
8,250	California, General Obligation Refunding Bonds, Series 2002, 5.000%, 2/01/22 – NPFG Insured	2/12 at 100.00	A1	8,624,303
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AAA	2,719,288
3,375	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AAA	2,959,605
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	6/13 at 100.00	AAA	236,856
2,730	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.269%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AAA	3,264,752

Nuveen Investments 51

Nuveen Insured California Dividend Advantage Municipal Fund (continued)
NKL	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$10,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 – FGIC Insured	8/12 at 101.00	Aa2	$10,733,500
1,000	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/25 – AGM Insured (UB)	8/14 at 102.00	AAA	1,140,560
1,500	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AAA	1,566,015
2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AAA	2,033,040
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	8/12 at 100.00	A1	2,621,550
375	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	396,806
3,250	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 2001C, 5.000%, 7/01/22 – AGM Insured	7/11 at 102.00	AAA	3,428,685
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 17.470%, 8/01/17 (IF)	No Opt. Call	AAA	1,953,060
3,500	San Mateo County Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 – FGIC Insured	9/12 at 100.00	Aaa	3,695,860
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AAA	4,308,413
10,000	Vista Unified School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 – AGM Insured	8/12 at 100.00	AAA	10,325,800
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,030,468
91,545	Total Tax Obligation/General			65,016,996
	Tax Obligation/Limited – 47.5% (32.8% of Total Investments)
1,450	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/13 at 102.00	BBB	1,506,768
6,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/11 at 101.00	AAA	7,170,869
2,200	California Infrastructure Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/13 at 101.00	N/R	2,132,724
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A2	3,108,866
465	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	472,291
1,400	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,307,208
7,035	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2003, 5.000%, 9/01/28 – NPFG Insured	9/13 at 100.00	A	7,108,094
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/11 at 101.00	A	3,089,491
8,170	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.000%, 1/01/21 – AMBAC Insured	1/11 at 100.00	A2	8,215,425
4,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Series 2004A, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 102.00	N/R	4,115,960
7,780	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	7,518,281
7,700	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.053%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AAA	7,623,303

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$910	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	$761,515
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Area Redevelopment Project, Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,159,838
3,500	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 – AMBAC Insured	9/11 at 102.00	A+	3,520,755
3,400	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 – AMBAC Insured	9/12 at 102.00	A+	3,537,258
845	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	790,996
1,460	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	6/13 at 100.00	A+	1,478,586
7,000	Los Angeles, California, Certificates of Participation, Series 2002, 5.200%, 4/01/27 – AMBAC Insured	4/12 at 100.00	A+	7,117,740
8,470	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 – AMBAC Insured	8/11 at 101.00	A+	8,815,576
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/12 at 102.00	A	5,008,700
405	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	381,069
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB	2,597,670
4,475	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – NPFG Insured	6/12 at 101.00	A	4,603,030
2,500	Roseville Financing Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	2,339,525
505	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	513,535
3,175	San Buenaventura, California, Certificates of Participation, Series 2001C, 5.250%, 2/01/31 – AMBAC Insured	2/11 at 101.00	N/R	3,177,350
3,730	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/10 at 100.50	Baa2	3,738,430
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	9/11 at 100.00	AA+	4,162,600
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	1,011,030
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	2/11 at 100.00	A	2,160,367
110,990	Total Tax Obligation/Limited			111,244,850
	Transportation – 5.3% (3.7% of Total Investments)
7,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	7,632,225
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29A:
2,185	5.250%, 5/01/16 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,323,398
2,300	5.250%, 5/01/17 – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A1	2,419,807
11,985	Total Transportation			12,375,430

Nuveen Investments 53

Nuveen Insured California Dividend Advantage Municipal Fund (continued)
NKL	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 16.7% (11.6% of Total Investments) (4)
$6,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	$6,539,340
35	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AAA	38,737
2,250	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AAA	2,811,218
8,900	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2001B, 5.000%, 7/01/30 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	AA (4)	9,259,738
4,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,368,860
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA– (4)	5,438,300
3,380	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	4,043,967
2,980	Santa Clarita Community College District, Los Angeles County, California, General Obligation Bonds, Series 2002, 5.125%, 8/01/26 (Pre-refunded 8/01/11) – FGIC Insured	8/11 at 101.00	AA (4)	3,145,450
2,460	Vacaville Unified School District, Solano County, California, General Obligation Bonds, Series 2002, 5.000%, 8/01/26 (Pre-refunded 8/01/11) – AGM Insured	8/11 at 101.00	AAA	2,593,775
35,505	Total U.S. Guaranteed			39,239,385
	Utilities – 14.4% (9.9% of Total Investments)
9,000	Anaheim Public Finance Authority, California, Revenue Bonds, Electric System Distribution Facilities, Series 2002A, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AAA	9,471,960
10,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	4/11 at 102.00	A	10,358,500
2,490	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,350,236
830	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	776,814
1,775	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – NPFG Insured	1/11 at 100.00	A	1,775,586
3,000	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2001N, 5.000%, 8/15/28 – NPFG Insured	8/11 at 100.00	A+	3,036,240
5,630	Southern California Public Power Authority, Subordinate Revenue Refunding Bonds, Transmission Project, Series 2002A, 4.750%, 7/01/19 – AGM Insured	7/12 at 100.00	AAA	5,878,227
32,725	Total Utilities			33,647,563
	Water and Sewer – 14.2% (9.8% of Total Investments)
2,965	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23 – FGIC Insured	12/12 at 100.00	AAA	3,223,667
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AAA	769,133
570	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	582,221
4,500	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AAA	4,973,490
2,085	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 – NPFG Insured	12/13 at 100.00	Aa3	2,089,358
500	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	513,655

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$9,185	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured (UB)	8/13 at 100.00	AAA	$9,462,020
8,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AAA	8,455,680
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 – SYNCORA GTY Insured	12/14 at 100.00	AA	1,502,164
1,415	5.500%, 12/01/21 – SYNCORA GTY Insured	12/14 at 100.00	AA	1,616,397
31,285	Total Water and Sewer			33,187,785
$362,118	Total Investments (cost $323,952,023) – 144.6%			338,759,191
	Floating Rate Obligations – (3.2)%			(7,385,000)
	Other Assets Less Liabilities – 2.9%			6,586,862
	Auction Rate Preferred Shares, at Liquidation Value – (44.3)% (5)			(103,750,000)
	Net Assets Applicable to Common Shares – 100%			$234,211,053

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments 55

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX	Portfolio of Investments
August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.4% (3.1% of Total Investments)
$6,070	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	$3,808,136
	Health Care – 23.0% (16.3% of Total Investments)
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AAA	1,683,627
1,800	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	1,841,166
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AAA	4,209,960
1,815	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,817,595
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,157,096
4,060	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	4,256,991
662	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.104%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	769,483
18,987	Total Health Care			19,735,918
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/13 at 102.00	AA–	1,198,587
	Long-Term Care – 7.2% (5.1% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	3,098,250
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22	11/12 at 100.00	A–	1,019,000
2,000	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.250%, 1/01/26	1/13 at 100.00	A–	2,051,020
6,000	Total Long-Term Care			6,168,270
	Tax Obligation/General – 18.3% (12.9% of Total Investments)
2,000	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/26 – NPFG Insured	8/12 at 101.00	Aa2	2,124,820
1,030	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.269%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AAA	1,231,756
450	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 – FGIC Insured	8/12 at 101.00	Aa2	483,008
2,000	Los Angeles, California, General Obligation Bonds, Series 2002A, 5.000%, 9/01/22 – NPFG Insured	9/12 at 100.00	Aa2	2,141,220
1,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	Aa2	1,074,530
1,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AAA	1,016,520
140	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	148,141

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,855	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2003A, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AAA	$4,062,322
12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	AA–	3,391,042
23,995	Total Tax Obligation/General			15,673,359
	Tax Obligation/Limited – 45.5% (32.3% of Total Investments)
550	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/13 at 102.00	BBB	571,533
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	12/13 at 100.00	A	1,201,721
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2	4,032,280
170	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	172,666
525	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	490,203
1,610	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Series 2004A, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 102.00	N/R	1,656,674
3,285	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	3,174,493
2,905	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.053%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AAA	2,876,066
700	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	585,781
5,540	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 – AMBAC Insured	9/13 at 100.00	N/R	5,614,014
315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	294,868
1,770	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project II, Series 2002C, 5.000%, 10/01/27 – AMBAC Insured	10/12 at 100.00	Aa3	1,788,921
2,000	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	6/13 at 100.00	A+	2,025,460
1,500	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	1,502,760
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/10 at 103.00	A	1,401,855
150	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	141,137
190	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	193,211
	San Buenaventura, California, Certificates of Participation, Golf Course Financing Project, Series 2002D:
3,000	5.000%, 2/01/27 – AMBAC Insured	2/12 at 100.00	AA–	3,037,320
3,300	5.000%, 2/01/32 – AMBAC Insured	2/12 at 100.00	AA–	3,322,506
1,200	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/10 at 100.50	Baa2	1,202,712
2,770	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	AA+	2,803,794

Nuveen Investments 57

Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
NKX	Portfolio of Investments August 31, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	A	$1,011,030
39,145	Total Tax Obligation/Limited			39,101,005
	Transportation – 7.8% (5.6% of Total Investments)
5,480	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/26 – AMBAC Insured	8/12 at 100.00	N/R	4,902,134
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/11 at 100.00	BBB–	1,831,540
7,480	Total Transportation			6,733,674
	U.S. Guaranteed – 16.7% (11.8% of Total Investments) (4)
1,000	Berryessa Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/12) – AGM Insured	8/12 at 100.00	AAA	1,090,060
	California State, General Obligation Bonds, Series 2002:
1,000	5.000%, 4/01/27 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AAA	1,074,100
2,945	5.250%, 4/01/30 (Pre-refunded 4/01/12) – SYNCORA GTY Insured	4/12 at 100.00	A1 (4)	3,174,828
500	California, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	584,920
1,625	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,938,755
2,030	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/27 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AAA	2,301,188
1,260	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	1,507,514
2,390	Solano County, California, Certificates of Participation, Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	AA– (4)	2,632,561
12,750	Total U.S. Guaranteed			14,303,926
	Utilities – 3.1% (2.2% of Total Investments)
1,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	1,086,520
945	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	952,919
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	305,159
310	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	290,135
2,530	Total Utilities			2,634,733
	Water and Sewer – 13.6% (9.7% of Total Investments)
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,017,880
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AAA	769,133
215	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	219,610
770	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 – NPFG Insured	12/13 at 100.00	Aa3	771,609
170	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A+	174,643

58 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Subordinate Lien Water Revenue Bonds, Series 2002:
$3,000	5.000%, 8/01/22 – NPFG Insured	8/12 at 100.00	Aa3	$3,210,420
2,500	5.000%, 8/01/23 – NPFG Insured	8/12 at 100.00	Aa3	2,656,200
1,180	South Feather Water and Power Agency, California, Water Revenue Certificates of Participation, Solar Photovoltaic Project, Series 2003, 5.375%, 4/01/24	4/13 at 100.00	A	1,199,977
1,600	Sunnyvale Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 – AMBAC Insured	10/11 at 100.00	AAA	1,683,152
11,185	Total Water and Sewer			11,702,624
$129,307	Total Investments (cost $118,056,528) – 141.0%			121,060,232
	Floating Rate Obligations – (3.9)%			(3,360,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.3)% (5)			(35,500,000)
	Other Assets Less Liabilities – 4.2%			3,668,113
	Net Assets Applicable to Common Shares – 100%			$85,868,345

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments 59

Statement of
Assets & Liabilities
August 31, 2010 (Unaudited)

	Insured California Premium Income (NPC)	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)
Assets
Investments, at value (cost $129,201,536, $260,027,897, $116,309,786 and $484,282,684, respectively)	$137,479,863	$270,930,901	$121,379,819	$496,304,620
Cash	—	—	2,123,833	226,906
Receivables:
Interest	2,536,667	3,421,632	1,496,018	7,601,850
Investments sold	2,326,875	7,537,035	—	3,338,050
Deferred offering costs	844,923	—	—	—
Other assets	49,282	59,442	21,466	135,967
Total assets	143,237,610	281,949,010	125,021,136	507,607,393
Liabilities
Cash overdraft	220,323	967,664	—	—
Floating rate obligations	—	17,880,000	6,650,000	28,545,000
Payables:
Auction Rate Preferred share dividends	—	5,571	932	5,934
Common share dividends	422,165	844,821	390,145	1,688,254
Interest	—	—	—	—
Offering costs	372,233	—	—	—
MuniFund Term Preferred shares, at liquidation value	—	—	—	—
Variable Rate Demand Preferred shares, at liquidation value	42,700,000	—	—	—
Accrued expenses:
Management fees	77,168	148,725	66,110	267,849
Other	47,161	128,236	52,729	160,723
Total liabilities	43,839,050	19,975,017	7,159,916	30,667,760
Auction Rate Preferred shares, at liquidation value	—	73,325,000	34,375,000	135,525,000
Net assets applicable to Common shares	$99,398,560	$188,648,993	$83,486,220	$341,414,633
Common shares outstanding	6,442,132	12,665,422	5,733,088	23,480,254
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.43	$14.89	$14.56	$14.54
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$64,421	$126,654	$57,331	$234,803
Paid-in surplus	89,211,338	175,788,190	77,894,732	334,306,843
Undistributed (Over-distribution of) net investment income	1,478,237	3,246,426	1,427,661	5,739,396
Accumulated net realized gain (loss)	366,237	(1,415,281)	(963,537)	(10,888,345)
Net unrealized appreciation (depreciation)	8,278,327	10,903,004	5,070,033	12,021,936
Net assets applicable to Common shares	$99,398,560	$188,648,993	$83,486,220	$341,414,633
Authorized shares:
Common	200,000,000	200,000,000	Unlimited	Unlimited
Auction Rate Preferred	1,000,000	1,000,000	Unlimited	Unlimited
MuniFund Term Preferred	—	—	—	—
Variable Rate Demand Preferred	Unlimited	—	—	—

See accompanying notes to financial statements.
60 Nuveen Investments

	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Assets
Investments, at value (cost $309,617,366, $471,099,574, $323,952,023 and $118,056,528, respectively)	$321,152,766	$477,940,468	$338,759,191	$121,060,232
Cash	—	—	3,336,889	1,884,896
Receivables:
Interest	4,482,594	7,577,989	4,231,830	1,485,742
Investments sold	4,950,984	12,510,114	390,000	300,000
Deferred offering costs	—	1,430,299	—	498,078
Other assets	83,529	132,307	86,005	30,412
Total assets	330,669,873	499,591,177	346,803,915	125,259,360
Liabilities
Cash overdraft	1,644,746	6,929,296	—	—
Floating rate obligations	11,390,000	3,845,000	7,385,000	3,360,000
Payables:
Auction Rate Preferred share dividends	1,970	7,055	5,977	—
Common share dividends	1,143,905	1,738,377	1,151,963	381,662
Interest	—	212,031	—	—
Offering costs	—	314,240	—	81,639
MuniFund Term Preferred shares, at liquidation value	—	86,250,000	—	—
Variable Rate Demand Preferred shares, at liquidation value	—	—	—	35,500,000
Accrued expenses:
Management fees	159,882	223,550	154,569	58,386
Other	132,908	162,920	145,353	9,328
Total liabilities	14,473,411	99,682,469	8,842,862	39,391,015
Auction Rate Preferred shares, at liquidation value	93,775,000	69,500,000	103,750,000	—
Net assets applicable to Common shares	$222,421,462	$330,408,708	$234,211,053	$85,868,345
Common shares outstanding	14,746,722	24,123,725	15,256,178	5,887,263
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.08	$13.70	$15.35	$14.59
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$147,467	$241,237	$152,562	$58,873
Paid-in surplus	209,634,495	342,694,682	216,718,484	83,086,089
Undistributed (Over-distribution of) net investment income	3,798,373	4,193,072	4,029,623	735,870
Accumulated net realized gain (loss)	(2,694,273)	(23,561,177)	(1,496,784)	(1,016,191)
Net unrealized appreciation (depreciation)	11,535,400	6,840,894	14,807,168	3,003,704
Net assets applicable to Common shares	$222,421,462	$330,408,708	$234,211,053	$85,868,345
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred	Unlimited	Unlimited	Unlimited	Unlimited
MuniFund Term Preferred	—	Unlimited	—	—
Variable Rate Demand Preferred	—	—	—	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 61

Statement of
Operations
Six Months Ended August 31, 2010 (Unaudited)

	Insured California Premium Income (NPC)	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)
Investment Income	$3,699,701	$6,978,564	$3,289,135	$13,517,994
Expenses
Management fees	452,399	869,914	387,014	1,576,291
Auction fees	7,804	56,034	25,994	102,479
Dividend disbursing agent fees	—	10,082	5,041	10,082
Shareholders’ servicing agent fees and expenses	3,512	5,691	2,558	1,971
Interest expense and amortization of offering costs	86,339	63,137	22,179	103,232
Liquidity fees	193,040	—	—	—
Custodian’s fees and expenses	14,637	26,003	14,137	47,265
Directors’/Trustees’ fees and expenses	1,784	3,179	1,438	5,862
Professional fees	7,109	11,761	6,842	12,562
Shareholders’ reports – printing and mailing expenses	20,300	33,719	18,021	44,862
Stock exchange listing fees	4,572	4,572	402	4,572
Investor relations expense	5,198	9,402	4,569	14,886
Other expenses	6,105	4,049	6,548	14,937
Total expenses before custodian fee credit and expense reimbursement	802,799	1,097,543	494,743	1,939,001
Custodian fee credit	(405)	(418)	(431)	(523)
Expense reimbursement	—	—	—	—
Net expenses	802,394	1,097,125	494,312	1,938,478
Net investment income	2,897,307	5,881,439	2,794,823	11,579,516
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	176,646	3,806,738	26,464	3,923,725
Change in net unrealized appreciation (depreciation) of investments	4,141,597	7,381,190	4,607,116	10,722,505
Net realized and unrealized gain (loss)	4,318,243	11,187,928	4,633,580	14,646,230
Distributions to Auction Rate Preferred Shareholders
From net investment income	(25,864)	(155,104)	(72,453)	(282,064)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(25,864)	(155,104)	(72,453)	(282,064)
Net increase (decrease) in net assets applicable to Common shares from operations	$7,189,686	$16,914,263	$7,355,950	$25,943,682

See accompanying notes to financial statements.
 62 Nuveen Investments

	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Investment Income	$8,950,272	$13,775,904	$9,011,131	$3,159,614
Expenses
Management fees	1,024,129	1,571,722	1,082,753	392,443
Auction fees	70,910	52,554	78,868	18,144
Dividend disbursing agent fees	10,082	10,082	10,082	—
Shareholders’ servicing agent fees and expenses	859	1,452	913	495
Interest expense and amortization of offering costs	34,516	1,526,716	27,162	290,782
Liquidity fees	—	—	—	147,173
Custodian’s fees and expenses	29,967	42,840	30,382	12,472
Directors’/Trustees’ fees and expenses	3,888	5,931	4,148	2,105
Professional fees	11,267	16,423	12,343	6,792
Shareholders’ reports – printing and mailing expenses	30,218	47,130	34,406	16,938
Stock exchange listing fees	1,036	1,694	1,071	414
Investor relations expense	10,567	14,917	10,801	4,208
Other expenses	13,631	11,065	6,950	15,578
Total expenses before custodian fee credit and expense reimbursement	1,241,070	3,302,526	1,299,879	907,544
Custodian fee credit	(138)	(285)	(387)	(610)
Expense reimbursement	(95,692)	(253,633)	(188,016)	(49,407)
Net expenses	1,145,240	3,048,608	1,111,476	857,527
Net investment income	7,805,032	10,727,296	7,899,655	2,302,087
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	296,316	(1,087,594)	93,037	105,652
Change in net unrealized appreciation (depreciation) of investments	7,863,953	13,852,120	9,118,059	3,222,481
Net realized and unrealized gain (loss)	8,160,269	12,764,526	9,211,096	3,328,133
Distributions to Auction Rate Preferred Shareholders
From net investment income	(196,473)	(145,520)	(218,750)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(196,473)	(145,520)	(218,750)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$15,768,828	$23,346,302	$16,892,001	$5,630,220

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Changes in Net Assets (Unaudited)

	Insured California Premium Income (NPC)		Insured California Premium Income 2 (NCL)		California Premium Income (NCU)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Operations
Net investment income	$2,897,307	$6,202,024	$5,881,439	$12,393,332	$2,794,823	$5,420,568
Net realized gain (loss) from:
Investments	176,646	208,253	3,806,738	905,377	26,464	771,424
Forward swaps	—	—	—	2,508,000	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	4,141,597	3,266,189	7,381,190	10,832,050	4,607,116	5,758,190
Forward swaps	—	—	—	(1,751,141)	—	—
Distributions to Auction Rate Preferred
Shareholders:
From net investment income	(25,864)	(160,577)	(155,104)	(280,372)	(72,453)	(196,230)
From accumulated net realized gains	—	(125,550)	—	(219,424)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	7,189,686	9,390,339	16,914,263	24,387,822	7,355,950	11,753,952
Distributions to Common Shareholders
From net investment income	(2,734,685)	(4,841,052)	(5,470,727)	(9,927,691)	(2,450,895)	(4,156,357)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,734,685)	(4,841,052)	(5,470,727)	(9,927,691)	(2,450,895)	(4,156,357)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	36,242	—	—	—
Repurchased and retired	—	(137,066)	—	(122,212)	—	(276,239)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(137,066)	36,242	(122,212)	—	(276,239)
Net increase (decrease) in net assets applicable to Common shares	4,455,001	4,412,221	11,479,778	14,337,919	4,905,055	7,321,356
Net assets applicable to Common shares at the beginning of period	94,943,559	90,531,338	177,169,215	162,831,296	78,581,165	71,259,809
Net assets applicable to Common shares at the end of period	$99,398,560	$94,943,559	$188,648,993	$177,169,215	$83,486,220	$78,581,165
Undistributed (Over-distribution of) net investment income at the end of period	$1,478,237	$1,341,479	$3,246,426	$2,990,818	$1,427,661	$1,156,186

See accompanying notes to financial statements.

64 Nuveen Investments

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Operations
Net investment income	$11,579,516	$23,628,358	$7,805,032	$15,761,479	$10,727,296	$23,612,940
Net realized gain (loss) from:
Investments	3,923,725	1,654,622	296,316	(224,116)	(1,087,594)	(1,481,783)
Forward swaps	—	—	—	—	—	(1,938,000)
Change in net unrealized appreciation
(depreciation) of:
Investments	10,722,505	36,206,667	7,863,953	21,083,029	13,852,120	37,608,511
Forward swaps	—	—	—	—	—	2,841,843
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(282,064)	(466,845)	(196,473)	(520,453)	(145,520)	(747,503)
From accumulated net realized gains	—	(387,199)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	25,943,682	60,635,603	15,768,828	36,099,939	23,346,302	59,896,008
Distributions to Common Shareholders
From net investment income	(10,319,572)	(19,065,967)	(7,034,186)	(12,903,633)	(10,854,389)	(20,091,489)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(10,319,572)	(19,065,967)	(7,034,186)	(12,903,633)	(10,854,389)	(20,091,489)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	56,651	—
Repurchased and retired	—	—	—	(333,589)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	(333,589)	56,651	—
Net increase (decrease) in net assets applicable to Common shares	15,624,110	41,569,636	8,734,642	22,862,717	12,548,564	39,804,519
Net assets applicable to Common shares at the beginning of period	325,790,523	284,220,887	213,686,820	190,824,103	317,860,144	278,055,625
Net assets applicable to Common shares at the end of period	$341,414,633	$325,790,523	$222,421,462	$213,686,820	$330,408,708	$317,860,144
Undistributed (Over-distribution of) net investment income at the end of period	$5,739,396	$4,761,516	$3,798,373	$3,224,000	$4,193,072	$4,465,685

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Changes in Net Assets (Unaudited) (continued)

	Insured California Dividend Advantage (NKL)		Insured California Tax-Free Advantage (NKX)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Operations
Net investment income	$7,899,655	$16,095,615	$2,302,087	$5,027,504
Net realized gain (loss) from:
Investments	93,037	53,877	105,652	(4,642)
Forward swaps	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	9,118,059	15,219,178	3,222,481	6,385,845
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred
Shareholders:
From net investment income	(218,750)	(548,107)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	16,892,001	30,820,563	5,630,220	11,408,707
Distributions to Common Shareholders
From net investment income	(7,024,373)	(12,835,656)	(2,348,820)	(4,491,527)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,024,373)	(12,835,656)	(2,348,820)	(4,491,527)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	42,871	—	8,413	—
Repurchased and retired	—	(151,512)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	42,871	(151,512)	8,413	—
Net increase (decrease) in net assets applicable to Common shares	9,910,499	17,833,395	3,289,813	6,917,180
Net assets applicable to Common shares at the beginning of period	224,300,554	206,467,159	82,578,532	75,661,352
Net assets applicable to Common shares at the end of period	$234,211,053	$224,300,554	$85,868,345	$82,578,532
Undistributed (Over-distribution of) net investment income at the end of period	$4,029,623	$3,373,091	$735,870	$782,603

See accompanying notes to financial statements.

66 Nuveen Investments

Statement of
Cash Flows
Six Months Ended August 31, 2010 (Unaudited)

	Insured California Premium Income (NPC)	California Dividend Advantage 3 (NZH)	Insured California Tax-Free Advantage (NKX)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$7,189,686	$23,346,302	$5,630,220
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(5,926,979)	(51,473,918)	(10,429,041)
Proceeds from sales and maturities of investments	10,165,438	64,378,348	8,974,794
Proceeds from (Purchases of) short-term investments, net	—	—	3,000,000
Amortization (Accretion) of premiums and discounts, net	198,315	(689,514)	(168,947)
(Increase) Decrease in receivable for interest	(167,732)	(26,095)	15,014
(Increase) Decrease in receivable for investments sold	7,057,650	(11,506,964)	(300,000)
(Increase) Decrease in other assets	(34,044)	5,601	(29,975)
Increase (Decrease) in payable for investments purchased	(6,185,626)	—	—
Increase (Decrease) in payable for Auction Rate Preferred share dividends	(2,160)	(385)	—
Increase (Decrease) in payable for interest	—	52,851	—
Increase (Decrease) in accrued management fees	8,976	46,634	6,205
Increase (Decrease) in accrued other liabilities	(10,747)	(19,862)	(3,875)
Net realized (gain) loss from investments	(176,646)	1,087,594	(105,652)
Change in net unrealized (appreciation) depreciation of investments	(4,141,597)	(13,852,120)	(3,222,481)
Taxes paid on undistributed capital gains	(91)	(49)	—
Net cash provided by (used in) operating activities	7,974,443	11,348,423	3,366,262
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(2,516,093)	6,570,572	—
Increase (Decrease) in floating rate obligations	—	(7,255,000)	—
Cash distributions paid to Common shareholders	(2,685,660)	(10,799,381)	(2,334,468)
(Increase) Decrease in deferred offering costs	(844,923)	166,146	8,539
Increase (Decrease) in payable for offering costs	372,233	(30,760)	81,639
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	(45,000,000)	—	—
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	42,700,000	—	—
Net cash provided by (used in) financing activities	(7,974,443)	(11,348,423)	(2,244,290)
Net Increase (Decrease) in Cash	—	—	1,121,972
Cash at the beginning of period	—	—	762,924
Cash at the End of Period	$—	$—	$1,884,896
Supplemental Disclosure of Cash Flow Information
	Insured California Premium Income (NPC)	California Dividend Advantage 3 (NZH)	Insured California Tax-Free Advantage (NKX)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$74,263	$1,148,538	$82,230

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $56,651 and $8,413 for California Dividend Advantage 3 (NZH) and Insured California Tax-Free Advantage (NKX), respectively.

See accompanying notes to financial statements.

Nuveen Investments 67

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the “Funds”). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. Fixed-income securities and forward swap contracts are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which is usually the case for municipal securities) are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) in establishing a fair valuation for the security. These securities are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

68 Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
The following Funds have issued and outstanding Auction Rate Preferred Shares (“ARPS”), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Insured					Insured
	California	California	California	California	California	California
	Premium	Premium	Dividend	Dividend	Dividend	Dividend
	Income 2	Income	Advantage	Advantage 2	Advantage 3	Advantage
	(NCL)	(NCU)	(NAC)	(NVX)	(NZH)	(NKL)
Number of shares:
Series M	—	1,375	—	1,875	1,389	—
Series T	1,467	—	—	—	—	2,075
Series TH	1,466	—	2,710	—	1,391	—
Series F	—	—	2,711	1,876	—	2,075
Total	2,933	1,375	5,421	3,751	2,780	4,150

Nuveen Investments 69

Notes to
Financial Statements (Unaudited) (continued)

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of August 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Insured	Insured
	California	California	California	California
	Premium	Premium	Premium	Dividend
	Income	Income 2	Income	Advantage
	(NPC)	(NCL)	(NCU)	(NAC)
ARPS redeemed, at liquidation value	$45,000,000	$21,675,000	$8,625,000	$39,475,000

			Insured	Insured
	California	California	California	California
	Dividend	Dividend	Dividend	Tax-Free
	Advantage 2	Advantage 3	Advantage	Advantage
	(NVX)	(NZH)	(NKL)	(NKX)
ARPS redeemed, at liquidation value	$16,225,000	$117,500,000	$14,250,000	$45,000,000

MuniFund Term Preferred Shares
California Dividend Advantage 3 (NZH) has issued and outstanding $86,250,000, of 2.95%, Series 2015 MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem a portion of the Fund’s outstanding ARPS. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate of 2.95%, subject to adjustment in certain circumstances.

The Fund is obligated to redeem its MTP Shares on January 1, 2015, unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of January 1, 2011, the MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium until December 31, 2011, and at par thereafter. The MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MTP Shares trade on NYSE under the ticker symbol “NZH Pr C.”

During the six months ended August 31, 2010, California Dividend Advantage 3 (NZH) had an average liquidation value of $86,250,000 MTP Shares outstanding.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of the Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Fund. For the six months ended August 31, 2010, the net amount earned by California Dividend Advantage 3 (NZH) was $6,122.

Variable Rate Demand Preferred Shares
Insured California Premium Income (NPC) and Insured California Tax-Free Advantage (NKX) have issued and outstanding 427 Series 1 and 355 Series 2 Variable Rate Demand Preferred (“VRDP”) Shares, $100,000 liquidation value per share, respectively.

Insured California Premium Income (NPC) issued its 427 Series 1 VRDP Shares in a privately negotiated offering in March 2010.

Insured California Tax-Free Advantage (NKX) issued its 355 Series 1 VRDP Shares in a privately negotiated offering in August 2008. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010. Insured California Tax-Free Advantage (NKX) exchanged all its 355 Series 1 VRDP Shares for 355 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem a portion of each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and have a maturity date of March 1, 2040, for Insured California Premium Income (NPC) and June 1, 2040, for Insured California Tax-Free Advantage (NKX).

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

70 Nuveen Investments

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketing for VRDP Shares is continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured California Premium Income (NPC) had all $42,700,000 of its VRDP Shares issued and outstanding during the period March 31, 2010 through August 31, 2010, with an annualized dividend rate of 0.21%. Insured California Tax-Free Advantage (NKX) had all $35,500,000 of its VRDP Shares outstanding during the six months ended August 31, 2010, with an annualized dividend rate of 0.19%.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees” on the Statement of Operations.

Insurance
During the period March 1, 2010 through May 2, 2010, except to the extent that Insured California Premium Income (NPC) invests in temporary investments, all of the net assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) of the Fund were invested in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers had a claims paying ability rated “Aaa” by Moody’s or “AAA” by Standard & Poor’s. Municipal securities backed by an escrow account or trust account did not constitute more than 20% of the Fund’s net assets.

Under normal circumstances, and during the period March 1, 2010 through May 2, 2010, Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invested at least 80% of their net assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers had a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invested at least 80% of their net assets in municipal securities that were rated at least “BBB” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of this 80%. Each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) also invested up to 20% of its net assets in municipal securities rated at least “BBB” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

On May 3, 2010, the Funds’ Board of Directors/Trustees approved changes to Insured California Premium Income’s (NPC), Insured California Premium Income 2’s (NCL), Insured California Dividend Advantage’s (NKL) and Insured California Tax-Free Advantage’s (NKX) insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage’s (NKX) investment policies are intended to increase the Funds’ investment flexibility in pursuing their investment objective, while retaining the insured nature of their portfolios.

The changes, which were effective immediately, provide that under normal circumstances, Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade insurers or rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds’ Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the

Nuveen Investments 71

Notes to
Financial Statements (Unaudited) (continued)

prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended August 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

 At August 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts, is as follows:

	Insured	Insured					Insured	Insured
	California	California	California	California	California	California	California	California
	Premium	Premium	Premium	Dividend	Dividend	Dividend	Dividend	Tax-Free
	Income	Income 2	Income	Advantage	Advantage 2	Advantage 3	Advantage	Advantage
	(NPC)	(NCL)	(NCU)	(NAC)	(NVX)	(NZH)	(NKL)	(NKX)
Maximum exposure to Recourse Trusts	$9,780,000	$9,515,000	$6,510,000	$3,590,000	$16,210,000	$69,935,000	$7,700,000	$2,905,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended August 31, 2010, were as follows:

	Insured
	California	California	California
	Premium	Premium	Dividend
	Income 2	Income	Advantage
	(NCL)	(NCU)	(NAC)
Average floating rate obligations outstanding	$17,880,000	$6,650,000	$28,545,000
Average annual interest rate and fees	0.70%	0.66%	0.72%

72 Nuveen Investments

			Insured	Insured
	California	California	California	California
	Dividend	Dividend	Dividend	Tax-Free
	Advantage 2	Advantage 3	Advantage	Advantage
	(NVX)	(NZH)	(NKL)	(NKX)
Average floating rate obligations outstanding	$9,836,875	$10,902,853	$7,385,000	$3,360,000
Average annual interest rate and fees	0.70%	0.65%	0.73%	0.89%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended August 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Cost incurred by California Dividend Advantage 3 (NZH) in connection with its offering of MTP Shares ($1,658,750) were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Costs incurred by Insured California Premium Income (NPC) and Insured California Tax-Free Advantage (NKX) in connection with their offerings of VRDP Shares ($857,000 and $530,000, respectively) were recorded as deferred charges which will be amortized over the 30-year life of the shares. Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its

Nuveen Investments 73

Notes to
Financial Statements (Unaudited) (continued)

exchange of Series 1 VRDP Shares for Series 2 VRDP Shares were expensed as incurred. Each Fund’s amortized deferred charges are included as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of August 31, 2010:

Insured California Premium Income (NPC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$137,479,863	$—	$137,479,863

Insured California Premium Income 2 (NCL)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$270,930,901	$—	$270,930,901

California Premium Income (NCU)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$119,103,994	$2,275,825	$121,379,819

California Dividend Advantage (NAC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$494,775,168	$1,529,452	$496,304,620

California Dividend Advantage 2 (NVX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$320,199,862	$952,904	$321,152,766

California Dividend Advantage 3 (NZH)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$476,370,978	$1,569,490	$477,940,468

Insured California Dividend Advantage (NKL)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$338,759,191	$—	$338,759,191

Insured California Tax-Free Advantage (NKX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$121,060,232	$—	$121,060,232

74 Nuveen Investments

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	California Premium Income (NCU) Level 3 Municipal Bonds	California Dividend Advantage (NAC) Level 3 Municipal Bonds	California Dividend Advantage 2 (NVX) Level 3 Municipal Bonds	California Dividend Advantage 3 (NZH) Level 3 Municipal Bonds
Balance at the beginning of period	$—	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—
Net purchases at cost (sales at proceeds)	—	—	—	—
Net discounts (premiums)	—	—	—	—
Net transfers in to (out of) at end of period fair value	2,275,825	1,529,452	952,904	1,569,490
Balance at the end of period	$2,275,825	$1,529,452	$952,904	$1,569,490

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	California Premium Income (NCU)	California Dividend Advantage (NAC)	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)
Level 3 net unrealized appreciation (depreciation)	$223,899	$(147,477)	$(91,866)	$(151,563)

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended August 31, 2010.

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Insured California Premium Income (NPC)		Insured California Premium Income 2 (NCL)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	2,552	—
Repurchased and retired	—	(11,500)	—	(11,700)
Weighted average Common share:
Price per share repurchased and retired	—	$11.90	—	$10.43
Discount per share repurchased and retired	—	16.06%	—	18.03%

	California Premium Income (NCU)		California Dividend Advantage (NAC)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(27,400)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$10.06	—	—
Discount per share repurchased and retired	—	19.22%	—	—

Nuveen Investments 75

Notes to
Financial Statements (Unaudited) (continued)

	California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	4,291	—
Repurchased and retired	—	(32,400)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$10.28	—	—
Discount per share repurchased and retired	—	19.87%	—	—

	Insured California Dividend Advantage (NKL)		Insured California Tax-Free Advantage (NKX)
	Six Months Ended 8/31/10	Year Ended 2/28/10	Six Months Ended 8/31/10	Year Ended 2/28/10
Common shares:
Issued to shareholders due to reinvestment of distributions	2,873	—	596	—
Repurchased and retired	—	(13,700)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$11.04	—	—
Discount per share repurchased and retired	—	18.04%	—	—

Preferred Shares
California Dividend Advantage (NAC) did not redeem any of its outstanding ARPS during the six months ended August 31, 2010 or the fiscal year ended February 28, 2010. Insured California Tax-Free Advantage (NKX) redeemed all of its outstanding ARPS during the fiscal year ended August 31, 2008.

Transactions in ARPS were as follows:

	Insured California Premium Income (NPC)				Insured California Premium Income 2 (NCL)
	Six Months Ended 8/31/10		Year Ended 2/28/10		Six Months Ended 8/31/10		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,800	$45,000,000	—	$—	130	$3,250,000	—	$—
Series TH	—	—	—	—	130	3,250,000	—	—
Total	1,800	$45,000,000	—	$—	260	$6,500,000	—	$—

	California Premium Income (NCU)				California Dividend Advantage 2 (NVX)
	Six Months Ended 8/31/10		Year Ended 2/28/10		Six Months Ended 8/31/10		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	260	$6,500,000	—	$—	325	$8,125,000
Series F	—	—	—	—	—	—	324	8,100,000
Total	—	$—	260	$6,500,000	—	$—	649	$16,225,000

76 Nuveen Investments

	California Dividend Advantage 3 (NZH)				Insured California Dividend Advantage (NKL)
	Six Months Ended 8/31/10		Year Ended 2/28/10		Six Months Ended 8/31/10		Year Ended 2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	1,692	$42,300,000	—	$—	—	$—
Series T	—	—	—	—	90	2,250,000	—	—
Series TH	—	—	1,691	42,275,000	—	—	—	—
Series F	—	—	—	—	90	2,250,000	—	—
Total	—	$—	3,383	$84,575,000	180	$4,500,000	—	$—

Transactions in MTP Shares were as follows:

	California Dividend Advantage 3 (NZH)
	Six Months Ended 8/31/10		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	8,625,000	$86,250,000

Transactions in VRDP Shares were as follows:

	Insured California Premium Income (NPC)
	Six Months Ended 8/31/10		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	427	$42,700,000	—	$—

During the six months ended August 31, 2010, Insured California Tax-Free Advantage (NKX) completed a private exchange offer in which all of its 355 Series 1 VRDP Shares were exchanged for 355 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended August 31, 2010, were as follows:

	Insured	Insured
	California	California	California	California
	Premium	Premium	Premium	Dividend
	Income	Income 2	Income	Advantage
	(NPC)	(NCL)	(NCU)	(NAC)
Purchases	$5,926,979	$48,016,101	$4,583,311	$71,718,842
Sales and maturities	10,165,438	58,120,454	5,837,768	73,148,334

			Insured	Insured
	California	California	California	California
	Dividend	Dividend	Dividend	Tax-Free
	Advantage 2	Advantage 3	Advantage	Advantage
	(NVX)	(NZH)	(NKL)	(NKX)
Purchases	$11,426,189	$51,473,918	$18,595,802	$10,429,041
Sales and maturities	10,885,491	64,378,348	24,678,111	8,974,794

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences

Nuveen Investments 77

Notes to
Financial Statements (Unaudited) (continued)

arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Insured California Premium Income (NPC)	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)
Cost of investments	$129,126,486	$241,871,661	$109,562,988	$455,410,026
Gross unrealized:
Appreciation	$9,216,684	$13,137,581	$7,333,544	$26,622,808
Depreciation	(863,307)	(1,959,080)	(2,169,683)	(14,267,598)
Net unrealized appreciation (depreciation) of investments	$8,353,377	$11,178,501	$5,163,861	$12,355,210

	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Cost of investments	$298,195,676	$467,128,297	$316,269,919	$114,664,577
Gross unrealized:
Appreciation	$19,517,740	$21,846,093	$19,689,826	$5,704,641
Depreciation	(7,947,178)	(14,878,922)	(4,585,102)	(2,666,500)
Net unrealized appreciation (depreciation) of investments	$11,570,562	$6,967,171	$15,104,724	$3,038,141

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2010, the Funds’ last tax year end, were as follows:

	Insured California Premium Income (NPC)	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)
Undistributed net tax-exempt income *	$1,674,185	$3,564,683	$1,427,246	$5,997,103
Undistributed net ordinary income **	—	24,968	5,784	47,938
Undistributed net long-term capital gains	189,500	—	—	—

	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Undistributed net tax-exempt income *	$4,247,557	$6,317,898	$4,081,372	$1,124,400
Undistributed net ordinary income **	1,239	5,352	—	—
Undistributed net long-term capital gains	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2010, paid on March 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

78 Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

	Insured California Premium Income (NPC)	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)
Distributions from net tax-exempt income	$5,137,076	$10,331,450	$4,307,774	$19,787,318
Distributions from net ordinary income **	78,012	18,216	—	209,009
Distributions from net long-term capital gains	47,538	201,208	—	178,190

	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Distributions from net tax-exempt income	$13,349,752	$20,781,977	$13,395,977	$4,573,073
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—

**     Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Insured California Premium Income 2 (NCL)	California Premium Income (NCU)	California Dividend Advantage (NAC)	California Dividend Advantage 2 (NVX)	California Dividend Advantage 3 (NZH)	Insured California Dividend Advantage (NKL)	Insured California Tax-Free Advantage (NKX)
Expiration:
February 28, 2011	$—	$—	$—	$—	$2,816,211	$—	$—
February 29, 2012	—	—	—	—	323,840	—	—
February 29, 2016	—	—	—	—	3,869,938	—	—
February 28, 2017	—	88,523	14,137,598	926,547	4,536,999	240,670	590,949
February 28, 2018	5,325,933	881,108	731,149	1,921,563	10,646,251	1,227,051	530,894
Total	$5,325,933	$969,631	$14,868,747	$2,848,110	$22,193,239	$1,467,721	$1,121,843

California Dividend Advantage 3 (NZH) elected to defer net realized losses from investments incurred from November 1, 2009 through February 28, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $307,631 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments 79

Notes to
Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Insured California Premium Income (NPC) Insured California Premium Income 2 (NCL) California Premium Income (NCU) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Average Daily Net Assets*
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Insured California Dividend Advantage (NKL)
Insured California Tax-Free Advantage (NKX)
Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of August 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any portion of its fees or expenses.

80 Nuveen Investments

For the first ten years of California Dividend Advantage 2’s (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3’s (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage’s (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage (NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage’s (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage (NKX) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Standards
Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross

Nuveen Investments 81

Notes to
Financial Statements (Unaudited) (continued)

basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events
MTP Shares
During September 2010, California Premium Income (NCU) successfully completed the issuance of $35.25 million of 2.00%, Series 2015 MTP Shares. The newly-issued MTP Shares trade on the NYSE under the symbol “NCU Pr C.”

ARPS Noticed for Redemption
During September 2010, California Premium Income (NCU) noticed for redemption all $34.375 million of its ARPS, at liquidation value, using the proceeds from the issuance of MTP Shares as described above.

Other Matters
During July 2010, lawsuits pursuing claims made in the demand letter alleging that Insured California Tax-Free Advantage’s (NKX) Board of Trustees breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of Insured California Tax-Free Advantage (NKX), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Insured California Tax-Free Advantage (NKX). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Insured California Tax-Free Advantage (NKX) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

82  Nuveen Investments

Financial
Highlights (Unaudited)

Nuveen Investments  83

Financial
Highlights (Unaudited)

                              Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	Total	Net Investment Income to Common Share-holders	Capital Gains to Common Share-holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured California Premium Income (NPC)
Year Ended 2/28:
2011(g)	$14.74	$.45	$.66	$— **	$—	$1.11	$(.42)	$—	$(.42)	$—		$15.43	$14.86
2010	14.03	.96	.55	(.03)	(.02)	1.46	(.75)	—	(.75)	—	**	14.74	13.30
2009(f)	14.93	.47	(.74)	(.11)	(.02)	(.40)	(.36)	(.14)	(.50)	—	**	14.03	12.04
Year Ended 8/31:
2008	15.04	.95	(.10)	(.22)	— **	.63	(.73)	(.01)	(.74)	—		14.93	13.89
2007	15.58	.90	(.40)	(.21)	(.02)	.27	(.73)	(.08)	(.81)	—		15.04	14.96
2006	16.21	.92	(.38)	(.18)	(.02)	.34	(.83)	(.14)	(.97)	—		15.58	15.08
2005	16.23	.95	.22	(.10)	(.01)	1.06	(.92)	(.16)	(1.08)	—		16.21	15.90
Insured California Premium Income 2 (NCL)
Year Ended 2/28:
2011(g)	13.99	.46	.88	(.01)	—	1.33	(.43)	—	(.43)	—		14.89	14.32
2010	12.85	.98	.99	(.03)	(.02)	1.92	(.78)	—	(.78)	—	**	13.99	12.72
2009(f)	14.13	.44	(1.12)	(.10)	(.02)	(.80)	(.34)	(.14)	(.48)	—	**	12.85	10.89
Year Ended 8/31:
2008	14.50	.95	(.44)	(.24)	—	.27	(.64)	—	(.64)	—		14.13	12.66
2007	14.99	.89	(.46)	(.25)	—	.18	(.67)	—	(.67)	—		14.50	13.71
2006	15.33	.90	(.28)	(.20)	—	.42	(.76)	—	(.76)	—		14.99	14.19
2005	15.12	.91	.29	(.11)	—	1.09	(.88)	—	(.88)	—		15.33	15.05

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured California Premium Income (NPC)
Year Ended 2/28:
2011(g)	$—	$—	$—	$42,700	$100,000	$332,784
2010	45,000	25,000	77,746	—	—	—
2009(f)	45,000	25,000	75,295	—	—	—
Year Ended 8/31:
2008	45,000	25,000	78,590	—	—	—
2007	45,000	25,000	78,987	—	—	—
2006	45,000	25,000	80,878	—	—	—
2005	45,000	25,000	83,061	—	—	—
Insured California Premium Income 2 (NCL)
Year Ended 2/28:
2011(g)	73,325	25,000	89,319	—	—	—
2010	79,825	25,000	80,487	—	—	—
2009(f)	79,825	25,000	75,996	—	—	—
Year Ended 8/31:
2008	87,400	25,000	76,411	—	—	—
2007	95,000	25,000	73,511	—	—	—
2006	95,000	25,000	75,150	—	—	—
2005	95,000	25,000	76,288	—	—	—

84 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

15.18%	7.69%	$99,399	1.66	%*	1.51	%*	6.00	%*	4%
17.13	10.66	94,944	1.19		1.19		6.68		10
(9.25)	(2.43)	90,531	1.27	*	1.27	*	6.88	*	1

(2.21)	4.23	96,462	1.19		1.19		6.24		17
4.61	1.70	97,176	1.22		1.16		5.84		9
1.00	2.23	100,581	1.16		1.16		5.89		9
7.58	6.74	104,510	1.14		1.14		5.85		9

16.16	9.69	188,649	1.21	*	1.14	*	6.47	*	18
24.41	15.35	177,169	1.27		1.18		7.25		7
(9.95)	(5.40)	162,831	1.53	*	1.24	*	7.15	*	9

(3.06)	1.86	179,734	1.23		1.21		6.56		12
1.26	1.18	184,343	1.24		1.18		6.00		19
(.63)	2.91	190,571	1.20		1.20		6.05		14
5.10	7.42	194,895	1.17		1.17		6.03		7

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

 See accompanying notes to financial statements.

Nuveen Investments  85

Financial
Highlights (Unaudited)(continued)

                              Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net sset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Premium Income (NCU)
Year Ended 2/28:
2011(g)	$13.71	$.49	$.80	$(.01)	$—	$1.28	$(.43)	$—	$(.43)	$—		$14.56	$14.13
2010	12.37	.95	1.13	(.03)	—	2.05	(.72)	—	(.72)	.01		13.71	12.11
2009(f)	13.67	.43	(1.29)	(.10)	— **	(.96)	(.33)	(.01)	(.34)	—	**	12.37	10.06
Year Ended 8/31:
2008	14.06	.92	(.43)	(.24)	—	.25	(.64)	—	(.64)	—		13.67	12.58
2007	14.63	.90	(.52)	(.24)	(.01)	.13	(.67)	(.03)	(.70)	—		14.06	13.03
2006	15.03	.89	(.30)	(.21)	—	.38	(.77)	(.01)	(.78)	—		14.63	14.01
2005	14.51	.90	.60	(.12)	—	1.38	(.86)	—	(.86)	—		15.03	14.37
California Dividend Advantage (NAC)
Year Ended 2/28:
2011(g)	13.88	.49	.62	(.01)	—	1.10	(.44)	—	(.44)	—		14.54	14.40
2010	12.10	1.01	1.63	(.03)	(.02)	2.59	(.81)	—	(.81)	—		13.88	12.60
2009(f)	14.43	.49	(2.07)	(.09)	(.02)	(1.69)	(.38)	(.26)	(.64)	—		12.10	10.82
Year Ended 8/31:
2008	14.93	1.02	(.50)	(.23)	(.01)	.28	(.74)	(.04)	(.78)	—		14.43	13.44
2007	15.59	1.00	(.56)	(.24)	(.01)	.19	(.80)	(.05)	(.85)	—		14.93	14.34
2006	15.98	1.01	(.25)	(.21)	—	.55	(.91)	(.03)	(.94)	—		15.59	15.97
2005	15.59	1.04	.50	(.12)	—	1.42	(.98)	(.05)	(1.03)	—		15.98	16.07

	Auction Rate Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
California Premium Income (NCU)
Year Ended 2/28:
2011(g)	$34,375	$25,000	$85,717
2010	34,375	25,000	82,150
2009(f)	40,875	25,000	68,584
Year Ended 8/31:
2008	43,000	25,000	70,910
2007	43,000	25,000	72,209
2006	43,000	25,000	74,109
2005	43,000	25,000	75,456
California Dividend Advantage (NAC)
Year Ended 2/28:
2011(g)	135,525	25,000	87,980
2010	135,525	25,000	85,098
2009(f)	135,525	25,000	77,430
Year Ended 8/31:
2008	135,525	25,000	87,485
2007	175,000	25,000	75,075
2006	175,000	25,000	77,217
2005	175,000	25,000	78,466

86 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)					Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income		Expenses Including Interest		(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

20.51%	9.48%	$83,486	1.23	%*	1.17	%*	6.93	%*	N/A		N/A		N/A		4%
28.13	17.06	78,581	1.30		1.24		7.18		N/A		N/A		N/A		10
(17.22)	(6.92)	71,260	1.57	*	1.37	*	7.06	*	N/A		N/A		N/A		14

1.51	1.81	78,966	1.34		1.23		6.56		N/A		N/A		N/A		5
(2.21)	.82	81,200	1.29		1.21		6.14		N/A		N/A		N/A		11
3.14	2.72	84,467	1.23		1.23		6.09		N/A		N/A		N/A		20
11.76	9.75	86,785	1.21		1.21		6.08		N/A		N/A		N/A		13

18.05	8.06	341,415	1.17	*	1.10	*	6.96	*	1.17	%*	1.10	%*	6.96	%*	15
24.62	21.97	325,791	1.21		1.13		7.63		1.18		1.10		7.66		4
(14.14)	(11.45)	284,221	1.31	*	1.17	*	7.92	*	1.24	*	1.10	*	7.99	*	14

(.84)	1.85	338,732	1.26		1.15		6.77		1.11		1.00		6.92		19
(5.19)	1.16	350,523	1.17		1.12		6.24		.95		.90		6.46		20
5.47	3.63	365,516	1.13		1.13		6.22		.84		.84		6.50		13
14.62	9.41	374,265	1.12		1.12		6.22		.75		.75		6.59		4

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.

(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 87

Financial
Highlights (Unaudited) (continued)

                              Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28:
2011(g)	$14.49	$.53	$.55	$(.01)	$—		$1.07	$(.48)	$—	$(.48)	$—		$15.08	$14.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	**	14.49	13.56
2009(f)	14.39	.51	(1.47)	(.11)		(.01)	(1.08)	(.36)	(.04)	(.40)	—	**	12.91	10.51
Year Ended 8/31:
2008	14.69	1.01	(.37)	(.25)	—		.39	(.69)	—	(.69)	—		14.39	12.67
2007	15.36	.96	(.62)	(.25)	—		.09	(.76)	—	(.76)	—		14.69	13.73
2006	15.63	.97	(.19)	(.21)	—		.57	(.84)	—	(.84)	—		15.36	14.95
2005	14.97	.98	.71	(.12)	—		1.57	(.91)	—	(.91)	—		15.63	15.19
California Dividend Advantage 3 (NZH)
Year Ended 2/28:
2011(g)	13.18	.44	.54	(.01)	—		.97	(.45)	—	(.45)	—		13.70	13.69
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67
2009(f)	13.62	.50	(2.13)	(.09)	—		(1.72)	(.37)	—	(.37)	—	**	11.53	10.23
Year Ended 8/31:
2008	14.25	1.03	(.70)	(.25)	—		.08	(.71)	—	(.71)	—		13.62	12.87
2007	15.03	.98	(.73)	(.27)	—		(.02)	(.76)	—	(.76)	—		14.25	13.52
2006	15.31	.97	(.20)	(.22)	—		.55	(.83)	—	(.83)	—		15.03	14.84
2005	14.65	.97	.68	(.13)	—		1.52	(.86)	—	(.86)	—		15.31	14.49

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period					Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28:
2011(g)	$93,775	$25,000	$84,297	$—	$—	$—	$—	$—	$—
2010	93,775	25,000	81,968	—	—	—	—	—	—
2009(f)	110,000	25,000	68,369	—	—	—	—	—	—
Year Ended 8/31:
2008	110,000	25,000	73,384	—	—	—	—	—	—
2007	110,000	25,000	74,394	—	—	—	—	—	—
2006	110,000	25,000	76,627	—	—	—	—	—	—
2005	110,000	25,000	77,532	—	—	—	—	—	—
California Dividend Advantage 3 (NZH)
Year Ended 2/28:
2011(g)	69,500	25,000	78,035	86,250	10.00	10.28	10.14	31.21	3.12
2010	69,500	25,000	76,021	86,250	10.00	10.11	10.09^	30.41	3.04
2009(f)	154,075	25,000	70,117	—	—	—	—	—	—
Year Ended 8/31:
2008	159,925	25,000	76,377	—	—	—	—	—	—
2007	187,000	25,000	70,963	—	—	—	—	—	—
2006	187,000	25,000	73,459	—	—	—	—	—	—
2005	187,000	25,000	74,367	—	—	—	—	—	—

88 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

13.10%	7.51%	$222,421	1.14	%*	1.11	%*	7.11	%*	1.06	%*	1.02	%*	7.19	%*	3%
38.29	19.52	213,687	1.20		1.16		7.58		1.04		1.01		7.74		4
(13.83)	(7.40)	190,824	1.37	*	1.32	*	7.85	*	1.14	*	1.09	*	8.08	*	7

(2.80)	2.76	212,890	1.25		1.16		6.56		.99		.90		6.83		20
(3.39)	.46	217,332	1.25		1.17		5.97		.91		.83		6.31		21
4.19	3.82	227,160	1.16		1.16		5.94		.74		.74		6.35		9
14.98	10.80	231,140	1.16		1.16		5.94		.71		.71		6.39		3

11.79	7.51	330,409	2.04	*	1.20	*	6.48	*	1.89	*	1.05	*	6.64	*	11
32.93	22.17	317,860	1.36		1.17		7.68		1.16		.97		7.88		6
(17.58)	(12.54)	278,056	1.39	*	1.27	*	8.50	*	1.13	*	1.01	*	8.75	*	9

.46	.60	328,659	1.21		1.19		6.96		.90		.88		7.27		23
(4.12)	(.32)	343,806	1.22		1.16		6.16		.83		.78		6.54		23
8.50	3.81	362,473	1.16		1.16		6.08		.71		.71		6.53		10
15.75	10.69	369,262	1.17		1.17		6.05		.71		.71		6.50		5

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable. (d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Polices, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
^	For the period December 21, 2009 (first issuance dates of shares) through February 28, 2010.

See accompanying notes to financial statements.

Nuveen Investments 89

Financial
Highlights (Unaudited) (continued)

                              Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured California Dividend Advantage (NKL)
Year Ended 2/28:
2011(g)	$14.71	$.52	$.59	$(.01)	$—	$1.10	$(.46)	$—	$(.46)	$—		$15.35	$15.14
2010	13.52	1.06	1.01	(.04)	—	2.03	(.84)	—	(.84)	—	**	14.71	13.66
2009(f)	14.61	.50	(1.07)	(.10)	(.01)	(.68)	(.37)	(.04)	(.41)	—	**	13.52	11.16
Year Ended 8/31:
2008	14.91	1.03	(.33)	(.25)	(.01)	.44	(.72)	(.02)	(.74)	—		14.61	13.50
2007	15.50	1.01	(.57)	(.26)	— **	.18	(.77)	— **	(.77)	—		14.91	14.24
2006	15.81	1.01	(.25)	(.22)	—	.54	(.85)	—	(.85)	—		15.50	15.70
2005	15.35	1.01	.52	(.12)	—	1.41	(.90)	(.05)	(.95)	—		15.81	15.00
Insured California Tax-Free Advantage (NKX)
Year Ended 2/28:
2011(g)	14.03	.39	.57	—	—	.96	(.40)	—	(.40)	—		14.59	14.12
2010	12.85	.85	1.09	—	—	1.94	(.76)	—	(.76)	—		14.03	12.87
2009(f)	14.19	.39	(1.32)	— **	(.01)	(.94)	(.35)	(.05)	(.40)	—		12.85	11.75
Year Ended 8/31:
2008	14.47	.97	(.30)	(.24)	—	.43	(.71)	—	(.71)	—		14.19	13.78
2007	14.92	.96	(.46)	(.24)	—	.26	(.71)	—	(.71)	—		14.47	14.47
2006	15.17	.95	(.25)	(.21)	—	.49	(.74)	—	(.74)	—		14.92	14.27
2005	14.62	.96	.57	(.13)	—	1.40	(.85)	—	(.85)	—		15.17	14.38

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured California Dividend Advantage (NKL)
Year Ended 2/28:
2011(g)	$103,750	$25,000	$81,436	$—	$—	$—
2010	108,250	25,000	76,802	—	—	—
2009(f)	108,250	25,000	72,683	—	—	—
Year Ended 8/31:
2008	118,000	25,000	72,321	—	—	—
2007	118,000	25,000	73,289	—	—	—
2006	118,000	25,000	75,111	—	—	—
2005	118,000	25,000	76,113	—	—	—
Insured California Tax-Free Advantage (NKX)
Year Ended 2/28:
2011(g)	—	—	—	35,500	100,000	341,883
2010	—	—	—	35,500	100,000	332,616
2009(f)	—	—	—	35,500	100,000	313,131
Year Ended 8/31:
2008	—	—	—	35,500	100,000	335,299
2007	45,000	25,000	72,302	—	—	—
2006	45,000	25,000	73,764	—	—	—
2005	45,000	25,000	74,595	—	—	—

90 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

14.40%	7.62%	$234,211	1.14	%*	1.12	%*	6.76	%*	.97	%*	.95	* %	6.92	%*	6%
30.55	15.42	224,301	1.19		1.16		7.21		.95		.93		7.45		1
(14.22)	(4.50)	206,467	1.32	*	1.23	*	7.36	*	1.01	*	.92	*	7.67	*	3

(.03)	2.98	223,356	1.19		1.19		6.52		.84		.84		6.87		6
(4.64)	1.13	227,923	1.21		1.16		6.12		.79		.74		6.54		12
10.72	3.62	236,525	1.17		1.17		6.12		.71		.71		6.58		3
9.00	9.46	241,254	1.16		1.16		6.06		.72		.72		6.50		4

13.00	6.96	85,868	2.17	*	1.98	*	5.39	*	2.06	*	1.86	*	5.51	*	8
16.39	15.49	82,579	1.68		1.46		6.11		1.47		1.25		6.32		—	***
(11.55)	(6.42)	75,661	2.57	*	1.54	*	5.89	*	2.27	*	1.24	*	6.19	*	3

.12	2.97	83,531	1.33		1.26		6.28		.94		.86		6.67		28
6.35	1.69	85,144	1.27		1.21		5.95		.79		.73		6.43		15
4.56	3.43	87,775	1.22		1.22		5.97		.74		.74		6.45		4
7.46	9.84	89,272	1.21		1.21		5.95		.74		.74		6.42		3

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
(g)	For the six months ended August 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Calculates to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments 91

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

92 Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services,

Nuveen Investments 93

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three-and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen California Dividend Advantage Municipal Fund

94 Nuveen Investments

generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles in the one-, three-and five-year periods ending March 31, 2010. The Independent Board Members noted that the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund underperformed their benchmarks in the three-year period but outperformed their benchmarks in the one-year period. The performance of the Nuveen California Premium Income Municipal Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods. While the Nuveen California Dividend Advantage Municipal Fund 2 lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three-and five-year periods. Although the performance of the Nuveen California Dividend Advantage Municipal Fund 3 lagged its peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including, in particular, the Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except

Nuveen Investments 95

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis point or less) the peer averages of their Peer Group or Peer Universe. Although the net management fees of the Nuveen Insured California Dividend Advantage Municipal Fund were above the peer average and the available peer set was limited, the net expense ratio was below or near the peer average. In addition, although the Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund had net advisory fees and net expense ratios above the peer average, the Board members recognized the limited peers available for comparison.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information

96 Nuveen Investments

requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level

Nuveen Investments 97

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

98 Nuveen Investments

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 99

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

100 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 101

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

102 Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 103

Notes

104 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NPC	—	1,800
NCL	—	260
NCU	—	—
NAC	—	—
NVX	—	—
NZH	—	—
NKL	—	180
NKX	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 105

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-B-0810D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2010

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 8, 2010